UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LINCOLNWAY ENERGY, LLC
(Name of Registrant as Specified In Its Charter)
____________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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[LINCOLNWAY ENERGY LETTERHEAD]

September 27, 2010

Dear Member:

You are cordially invited to a special meeting of the members of Lincolnway Energy, LLC, which will be held at the Holiday Inn Ames Conference Center, 2609 University Blvd., Ames, Iowa, on Tuesday, November 9, 2010, at 6:30 p.m.

You are being provided with a Notice of Special Meeting of Members, a Proxy Statement, a Ballot and a return envelope along with this letter.

The only items on the ballot for the special meeting are the approval and adoption of a Restatement of the Certificate of Organization and a Second Amended and Restated Operating Agreement for Lincolnway Energy, LLC.  The Proxy Statement includes a copy of the Restatement of the Certificate of Organization and a redlined copy of the Second Amended and Restated Operating Agreement.

The Restatement of the Certificate of Organization and the Second Amended and Restated Operating Agreement will amend and restate, respectively, the existing Articles of Restatement and the Amended and Restated Operating Agreement.  The amendments made by the Restatement of the Certificate of Organization and the Second Amended and Restated Operating Agreement are nearly all intended to cause the governing documents of Lincolnway Energy, LLC to comply with Iowa's Revised Uniform Limited Liability Company Act, which becomes effective for all Iowa limited liability companies on January 1, 2011.  There are some other limited amendments as well, however, such as an advance notice provision for member proposals for annual meetings.  The Directors do not think that any of the amendments materially change the structure or operation of Lincolnway Energy, LLC or the members' rights or obligations.

The Directors therefore recommend the adoption and approval of the Restatement of the Certificate of Organization and of the Second Amended and Restated Operating Agreement.

It is important that your units be represented and voted at the meeting.  The Directors therefore urge you to review the materials being provided to you, and then complete, sign and date your ballot and promptly return it in the enclosed envelope.  This will also help ensure a quorum at the meeting and may save Lincolnway Energy, LLC the expenses and extra work of additional solicitation.  If you attend the meeting and want to change your vote, you will be able to obtain a new ballot at the meeting.  You also can, however, wait to vote by ballot at the meeting.  Please bring all of the materials being provided to you with this letter to the meeting so that you will have them available for reference at the meeting.

On behalf of the Directors, I would like to thank you for your continued interest in the affairs of Lincolnway Energy, LLC, and we look forward to seeing you at the meeting.

Sincerely,

/s/ Jeff Taylor
Jeff Taylor, Chairman

LINCOLNWAY ENERGY, LLC
_______________________

59511 W. Lincoln Highway
Nevada, Iowa 50201
_______________________

NOTICE OF SPECIAL MEETING OF MEMBERS
November 9, 2010
_______________________

To the Members:

Notice is hereby given that a special meeting of the members of Lincolnway Energy, LLC will be held at the Holiday Inn Ames Conference Center, 2609 University Blvd., Ames Iowa, on Tuesday, November 9, 2010, commencing at 6:30 p.m.  The purpose of the meeting is to consider the approval and adoption of a Restatement of the Certificate of Organization and a Second Amended and Restated Operating Agreement for Lincolnway Energy, LLC.

Only members of record at the close of business on September 27, 2010, are entitled to notice of the meeting and to vote on the Restatement of the Certificate of Organization and the Second Amended and Restated Operating Agreement at the meeting or any adjournment or postponement of the meeting.

Whether or not you expect to attend the meeting, the Directors urge you to please promptly complete, date and sign your ballot, and then return the ballot in the enclosed envelope.  This will help ensure a quorum at the meeting, and may save Lincolnway Energy, LLC the expenses and extra work of additional solicitation.  If you attend the meeting and want to change your vote, you will be able to do so if you notify the chairperson or the secretary of the meeting at any time before the vote of the members is taken at the meeting.  You will then be provided with another ballot to complete and deliver at the meeting.  You also can, however, wait to vote by ballot at the meeting.

The ballot is solicited on behalf of the Directors of Lincolnway Energy, LLC.

The accompanying Proxy Statement describes in more detail the proposed Restatement of the Certificate of Organization and the proposed Second Amended and Restated Operating Agreement.

By Order of the Directors,

/s/ Kurt Olson
Kurt Olson, Secretary
Nevada, Iowa
September 27, 2010

LINCOLNWAY ENERGY, LLC
59511 W. Lincoln Highway
Nevada, Iowa 50201

PROXY STATEMENT FOR SPECIAL MEETING OF MEMBERS
TO BE HELD ON NOVEMBER 9, 2010

GENERAL INFORMATION

This Proxy Statement and Ballot are being provided by Lincolnway Energy, LLC ("Lincolnway Energy") in connection with the special meeting of the members which will be held on November 9, 2010, commencing at 6:30 p.m., at Holiday Inn Ames Conference Center, 2609 University Blvd., Ames, Iowa, and any adjournment or postponement thereof (the "Meeting").  If you need directions to the Holiday Inn, please call Lincolnway Energy at (515) 232-1010.

You can return your ballot before or at the Meeting.  If you return your ballot to Lincolnway Energy prior to the Meeting, but you attend the Meeting and want to change your vote, you may do so if you notify the chairperson or the secretary of the Meeting at any time before the vote of the members is taken at the Meeting.  You will then be provided with another ballot to complete and deliver at the Meeting.

If a ballot is properly completed and timely returned, the units it represents will be voted at the Meeting in accordance with the specifications provided in the ballot.

This Proxy Statement and the accompanying ballot were first mailed to members on or around September 27, 2010.  The cost of the preparation, distribution and handling of this Proxy Statement and the ballots will be borne by Lincolnway Energy.

The ballot is solicited on behalf of the Directors of Lincolnway Energy.

Important Notice Regarding the Availability of Proxy Materials for the Member Meeting to be Held on November 9, 2010:

This Proxy Statement is available at www.lincolnwayenergy.com, under the "INVESTORS" section of that website.

VOTING SECURITIES

Only members of record as of the close of business on September 27, 2010 are entitled to notice of the Meeting and to vote on the adoption and approval of the Restatement of the Certificate of Organization and the Second Amended and Restated Operating Agreement at the Meeting or any adjournment or postponement of the Meeting.

Lincolnway Energy's authorized units consist of a single class of units, with no par value ("Units").  There were 42,049 Units outstanding on September 27, 2010.  Those Units were held by 980 different members.  Each member has one vote for each Unit held by the member.

The two matters to be presented to the members at the Meeting are the adoption and approval of a proposed Restatement of the Certificate of Organization and of a proposed Second Amended and Restated Operating Agreement for Lincolnway Energy.  The Restatement of the Certificate of Organization and the Second Amended and Restated Operating Agreement will be voted upon as separate matters, but the approval and effectiveness of each of those documents is conditioned upon the members' approval of the other document because the documents are interrelated.  The failure of the members to approve either the Restatement of the Certificate of Organization or the Second Amended and Restated Operating Agreement will, therefore, lead to the failure to approve of both the Restatement of the Certificate of Organization and the Second Amended and Restated Operating Agreement.

The Restatement of the Certificate of Organization will amend and restate in entirety the existing Articles of Restatement of Lincolnway Energy, and the Second Amended and Restated Operating Agreement will amend and restate in entirety the existing Amended and Restated Operating Agreement of Lincolnway Energy.

The members holding at least twenty-five percent (25%) of the outstanding Units will constitute a quorum of the members for the Meeting.  A member attending the Meeting will be counted for purposes of establishing a quorum for the Meeting.  A member voting by a proxy, or by a ballot which is properly completed and timely returned to Lincolnway Energy prior to the Meeting, will also be deemed present at the Meeting and counted for purposes of establishing a quorum for the Meeting.  In order for a ballot to be timely returned, the ballot must be received at the principal office of Lincolnway Energy by no later than 3:00 p.m. on November 9, 2010.

If a quorum is present or represented at the Meeting, the vote of the members holding at least a majority of the Units which are represented at the Meeting (in person or by proxy or ballot) will be the act of the members with respect to the adoption and approval of the Restatement of the Certificate of Organization and of the Second Amended and Restated Operating Agreement.

In other words, given that Lincolnway Energy has 42,049 outstanding Units, there will be a quorum for the Meeting if the members holding at least 10,513 of the outstanding Units are present or represented at the Meeting, and the Restatement of the Certificate of Organization and the Second Amended and Restated Operating Agreement would be approved if the members holding 5,257 or more of those 10,513 Units were voted to adopt and approve the Restatement of the Certificate of Organization and the Second Amended and Restated Operating Agreement.

Votes withheld and abstentions and broker non-votes represented at the Meeting will be counted for quorum purposes, but will not be counted as votes cast for or against the Restatement of the Certificate of Organization or the Second Amended and Restated Operating Agreement.

Lincolnway Energy's Amended and Restated Operating Agreement provides that voting by the members may be taken by written ballot if authorized by the Directors.  The Directors have authorized the use of a ballot for the Meeting, and a ballot is being provided to you along with this proxy statement.

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Members will be permitted to return their ballot to Lincolnway Energy before the Meeting or to present their ballot at the Meeting.  If you return your ballot to Lincolnway Energy prior to the Meeting, but you attend the Meeting and want to change your vote, you will be permitted to do so if you notify the chairperson or the secretary of the Meeting at any time before the vote of the members is taken at the Meeting.  You will then be provided with another ballot to complete and deliver at the Meeting.  The vote of the members at the Meeting will be taken by a ballot in the same form as is being provided along with this proxy statement.

Lincolnway Energy will tabulate the results of the voting by the ballots which are returned before and at the Meeting, and will announce those results at the Meeting.

No member proposals will be able to be made or acted upon at the Meeting, and no member action will otherwise be able to be taken at the Meeting, other than the vote on the Restatement of the Certificate of Organization and the Second Amended and Restated Operating Agreement in the forms provided along with this proxy statement.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Units as of September 27, 2010 by the following individuals:

•	Lincolnway Energy's directors;
•	Lincolnway Energy's president, chief financial officer and commodities manager; and
•	Lincolnway Energy's directors and its president, chief financial officer and commodities manager, as a group.

Lincolnway Energy had 42,049 outstanding Units on September 27, 2010.

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Name of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percent of Class
William Couser,	413[2]	.98%
Director

Jeff Taylor,	450[3,4]	1.07%
Director and Chairman

Timothy Fevold,	101	.24%
Director

Terrill Wycoff,	225	.54%
Director and Treasurer

Brian Conrad,	553[3]	1.32%
Director and Vice Chairman

Rick Vaughan,	-0-	0%
Director

James Hill,	250	.59%
Director

Richard Johnson,	52	.12%
Director

Kurt Olson,	200	.48%
Director and Secretary

Richard Brehm,	-0-	0%
President and Chief Executive Officer

Kim Supercynski,	25[5]	.06%
Chief Financial Officer

David Zimmerman, Commodities Manager	-0-	0%

All directors and the president, chief financial officer and commodities manager as a group	2,269	5.40%

NOTES:

1.	Unless otherwise indicated by a footnote, all of the Units are directly owned by the listed individual or jointly owned with their spouse and are not pledged as security by the listed individual.

2.	One hundred of the Units are pledged as security by the listed individual.

3.	All of the Units are pledged as security by the listed individual.

4.	Fifty of the Units are held by a trust for which Jeff Taylor serves as one of the trustees.

5.	All of the Units are owned by the spouse of the listed individual.

To Lincolnway Energy's knowledge, as of the date of the mailing of this proxy statement:

•
No person or group was the beneficial owner of more than 5% of the outstanding Units, and no person or group held more than 5% of the outstanding Units pursuant to any voting trust or similar agreement, and

•	There were no arrangements, including any pledge of Units by any person, the operation of which may at a subsequent date result in a change in control of Lincolnway Energy.

RESTATEMENT OF THE CERTIFICATE OF ORGANIZATION AND
SECOND AMENDED AND RESTATED OPERATING AGREEMENT

One of the matters to be voted upon by the members at the special meeting is the adoption and approval of the Restatement of the Certificate of Organization which is attached to this proxy statement as Exhibit "A".  The Restatement of the Certificate of Organization would replace in entirety Lincolnway Energy's existing Articles of Restatement.  A copy of the existing Articles of Restatement is attached to this proxy statement as Exhibit "B".  The proposed Restatement of the Certificate of Organization is referred to in the following discussion as the "Proposed Certificate", and the existing Articles of Restatement are referred to as the "Existing Articles".

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The other matter to be voted upon by the members at the special meeting is the adoption and approval of the Second Amended and Restated Operating Agreement which is attached to this proxy statement as Exhibit "C".  The Second Amended and Restated Operating Agreement would replace in entirety Lincolnway Energy's existing Amended and Restated Operating Agreement.  The copy of the Second Amended and Restated Operating Agreement which is attached to this Proxy Statement as Exhibit "C" is a marked copy and shows the additions and deletions which have been made to the existing Amended and Restated Operating Agreement of Lincolnway Energy in order to amend and restate the same into the Second Amended and Restated Operating Agreement.  You can, therefore, see and review the exact changes which are proposed to be made to the existing Amended and Restated Operating Agreement.  The proposed Second Amended and Restated Operating Agreement is referred to in the following discussion as the "Proposed Agreement", and the existing Amended and Restated Operating Agreement is referred to as the "Existing Agreement".

The Proposed Certificate and the Proposed Agreement will be voted upon as separate matters at the Meeting.  The Proposed Certificate and the Proposed Agreement are, however, interrelated, so the approval and effectiveness of the Proposed Certificate and of the Proposed Agreement is conditioned upon the members' approval of the other document.  The failure of the Members to approve either the Proposed Certificate or the Proposed Agreement will, therefore, lead to the failure to approve of both the Proposed Certificate and the Proposed Agreement.

The reason the Proposed Certificate and the Proposed Agreement are being presented to the members is because Iowa adopted a new act governing limited liability companies. The new act is called the Revised Uniform Limited Liability Company Act (the "New LLC Act"), and it will become effective for all Iowa limited liability companies on January 1, 2011.  The New LLC Act amends various provisions of Iowa's existing Limited Liability Company Act (the "Existing LLC Act"), and the New LLC Act also contains provisions which are not included in the Existing LLC Act.  The Existing Articles and the Existing Agreement are based on the Existing LLC Act, and the Proposed Certificate and the Proposed Agreement amend those documents so that they are consistent with the New LLC Act.  The Proposed Agreement also contains some other limited changes, however, which are discussed below.

The Directors do not think that any of the amendments effectuated by the Proposed Certificate or the Proposed Agreement materially change the structure or operations of Lincolnway Energy or the members' rights or obligations.  The Directors therefore recommend the adoption and approval of the Proposed Certificate and of the Proposed Agreement.

PROPOSED CERTIFICATE

The Proposed Certificate will replace in entirety the Existing Articles.

The terms of the Existing Articles were based upon the requirements of the Existing LLC Act, and the terms of the Proposed Certificate are based upon the requirements of the New LLC Act.  The Directors do not believe that the Proposed Certificate effectuates any material changes to the Existing Articles, and rather simply sets forth the information which is required to be in the Proposed Certificate under the New LLC Act.

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Articles I, II and III in the Proposed Certificate (addressing the name, and the registered office and agent, of Lincolnway Energy) correspond to Articles I and II of the Existing Articles.  Article III of the Existing Articles (setting out the principal office of Lincolnway Energy) is not required by the New LLC Act.  Articles IV, V and VI of the Existing Articles (which provide that Lincolnway Energy has perpetual duration and is managed by managers and limiting the liability of the managers of Lincolnway Energy to Lincolnway Energy and the members) are now included in the Proposed Agreement, given that the New LLC Act contemplates that those provisions will be included in the operating agreement of a limited liability company, rather than in the certificate of organization of a limited liability company.

The Proposed Certificate and the Proposed Agreement are interrelated documents, so the approval and effectiveness of the Proposed Certificate is conditioned upon the member's approval of the Proposed Agreement.

If the Proposed Certificate and the Proposed Agreement are approved by the members, the Proposed Certificate will be dated November 10, 2010 and executed by Jeff Taylor, as a manager of Lincolnway Energy, and then filed with the Iowa Secretary of State.  The Proposed Certificate will be effective at the time the Proposed Certificate is filed with the Iowa Secretary of State, which Lincolnway Energy contemplates doing on November 10, 2010.

PROPOSED AGREEMENT

The copy of the Proposed Agreement which is attached to this proxy statement as Exhibit "C" is a marked copy which shows the deletions and additions which have been made to the Existing Agreement in order to amend and restate the Existing Agreement into the Proposed Agreement.  You can, therefore, see and review the exact changes which are proposed to the Existing Agreement by reviewing the copy of the Proposed Agreement which is attached to this proxy statement as Exhibit "C".

The Proposed Agreement and the Proposed Certificate are interrelated documents, so the approval and effectiveness of the Proposed Agreement is conditioned upon the members' approval of the Proposed Certificate.

The Proposed Agreement will replace in entirety the Existing Agreement effective as of the filing of the Proposed Certificate with the Iowa Secretary of State, which Lincolnway Energy contemplates filing on November 10, 2010 if the members adopt and approve the Proposed Certificate and the Proposed Agreement.  The Proposed Agreement will be dated November 10, 2010, and will be executed by Jeff Taylor, as a Director of Lincolnway Energy and as attorney in fact for the members.

The following paragraphs discuss the changes that are made to the Existing Agreement by the Proposed Agreement. The headings to the following lettered subparagraphs reference the article from the Proposed Agreement which is being discussed in that subparagraph, and the headings to any numbered subparagraphs reference the particular section or sections from the Proposed Agreement which are being discussed in that subparagraph.  The following paragraphs do not specifically discuss each change that is made pursuant to the Proposed Agreement, but rather focus on those changes which are more significant in nature.

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The Directors do not, however, think that any of the amendments effectuated by the Proposed Agreement materially change the structure or operations of Lincolnway Energy or the members' rights or obligations, and nearly all of the amendments are intended to cause the Existing Agreement to be amended to the extent necessary to cause Lincolnway Energy's operating agreement to comply with the New LLC Act.

(a)           Introductory Paragraphs.  The changes reflected in the introductory paragraphs to the Proposed Agreement are not material in nature, and rather simply reflect the fact that the Proposed Agreement is being entered into in connection with Lincolnway Energy becoming subject to the New LLC Act.

(b)           Article 1.  None of the changes reflected in Article 1 of the Proposed Agreement are material in nature, and rather are either intended to conform the definitions set forth in Article I to the terms or language utilized in the New LLC Act or are clarifying or clean-up in nature.  For example, the terms "Certificate of Organization", "Contribution", "Distribution" and "Record" are terms based upon the New LLC Act, and the changes to the terms "Additional Members", "Directors", "Fiscal Year", "Net Losses" and "Net Profits" are clarifying or clean-up changes.

(c)           Article 2.  None of the changes in Article 2 of the Proposed Agreement are material in nature. Section 2.2, which provides that Lincolnway Energy has perpetual duration, is currently set forth in Article IV of the Existing Articles.  The term has been included in the Proposed Agreement because the New LLC Act contemplates that the duration of a limited liability company will be set forth in the operating agreement of the limited liability company.  The changes in Section 2.1 follow the language in the New LLC Act.

(d)           Article 3.  None of the changes in Article 3 of the Proposed Agreement are material in nature, but rather are clarifying or clean-up in nature.

Section 3.8 is a new provision, and provides, in general, that the Units of Lincolnway Energy are "securities" for purposes of Article 8 of the Uniform Commercial Code.  Section 3.8 is included in the Proposed Agreement because it may provide some clarity and assistance for a member who desires to pledge the member's units as collateral for any loans or other obligations of the member.  A pledge of a Unit by a member is, however, an assignment of the Unit for purposes of Article 9 of the Proposed Agreement, and a member will still therefore need to obtain the consent of the Directors in order to be able to pledge the member's Units as collateral for a loan or other obligation of the member.

(e)           Article 4.

(1)           Section 4.1.  With the exception of the last paragraph in Section 4.1, the changes reflected in Section 4.1 are clarifying or clean-up in nature.  For example, the Directors already have the authority to cause Lincolnway Energy to engage in the types of activities specified in subparagraphs (i), (k), (l) and (q) of Section 4.1.  The documents listed in Section 4.1(s) relate to documents contemplated by the New LLC Act.

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The last paragraph of Section 4.1 authorizes the Directors to file a statement of authority, and is based upon a provision from the New LLC Act.  A statement of authority would set out which Directors or officers of Lincolnway Energy have the authority to act for and bind Lincolnway Energy.  For example, Lincolnway Energy could execute a statement of authority and file the statement of authority in the real estate records, and if Lincolnway Energy took that approach, anyone accepting any real estate documents from Lincolnway Energy which were not executed by the Directors or officers designated in the statement of authority would not be effective.  The Directors do not contemplate utilizing a statement of authority on a regular basis, and may not ever utilize a statement of authority.

Section 4.1 provides that each Director of Lincolnway Energy must be an individual.  The New LLC Act allows for a director to be an entity, but the Directors believe requiring the directors of Lincolnway Energy to be individuals is consistent with the current governance structure and procedures of Lincolnway Energy.

(2)           Sections 4.2, 4.4, 4.5, 4.6, 4.7, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14 and 4.17.  The changes reflected in all the referenced Sections are clarifying or clean-up in nature, address language from the New LLC Act or are necessary because of changes which have been made in other Sections of the Proposed Agreement.  For example, the reference to Section 11.1(a) in the second paragraph in Section 4.4, and the reference to Section 11.1 in Section 4.7, relate to the fact that a new Article 11 has been added in the Proposed Agreement.  Article 11 is discussed below.

(3)           Section 4.15.  Section 4.15 addresses the right of a Director of Lincolnway Energy to obtain information regarding Lincolnway Energy and is based upon Section 489.410(1) of the New LLC Act.  The New LLC Act would allow the right of the Directors to information regarding Lincolnway Energy that is otherwise granted by Section 489.410(1) of the New LLC Act to be restricted, so long as the restrictions were not unreasonable.  Section 4.15 does not, however, include any such restrictions because the Directors believe the information rights granted in Section 489.410(1) of the New LLC Act and in Section 4.15 are reasonable in scope.

(4)           Section 4.16.  Section 4.16 sets out the acts and matters that can only be taken with the vote of the members of Lincolnway Energy.

Section 4.16(b) has been revised to add that the vote of the members is necessary for the domestication of Lincolnway Energy into a foreign limited liability company.  The domestication concept is in the New LLC Act, and the Directors believe that Lincolnway Energy becoming a limited liability company subject to the governing statutes of another state would be a significant enough change that it should be submitted to the vote of the members.

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Section 4.16(d) has been revised to provide that the Directors may amend the Restated Certificate and the Proposed Agreement without the vote of the members to change the name of Lincolnway Energy or the registered office or the registered agent of Lincolnway Energy.  The Directors do not believe that the name of Lincolnway Energy or the address or identity of the registered agent of Lincolnway Energy are material matters, and that it therefore should not be necessary to obtain the consent of the members to change those terms.  Also, the Directors can already effectuate a change in the name and/or the registered agent and/or the registered office in any event through the filing of fictitious name and other documents with the Iowa Secretary of State.

Sections 4.16(f) and 4.16(g) have been revised to add language which allows the Directors to effectuate a split of Lincolnway Energy's outstanding Units without a vote of the members, and, in those circumstances, the 45,608 maximum outstanding Unit limitation in Section 4.16(f) and the $500 per Unit minimum purchase price limitation in Section 4.16(g) will be adjusted pro rata.  In the event of a split of Lincolnway Energy's Units, whether into a smaller or greater number of Units, the aggregate percentage ownership of each member is not changed, so the Directors believe it is appropriate to allow a split of Lincolnway Energy's Units without the vote of the members.  The new language would permit, for example, the Directors to declare a split of Lincolnway Energy's outstanding Units into a greater number of Units, such as a 2 for 1 split.  A split of that type could be done in order to, for example, lower the per Unit purchase price of Lincolnway Energy's outstanding Units, with the goal of perhaps increasing the liquidity of, and market for, Lincolnway Energy's Units.

The changes in subparagraphs (h) and (i) in Section 4.16 are clarifying or clean-up in nature.

The last sentence of Section 4.16 is intended to be clarifying in nature and to avoid any ambiguity under the Agreement and the New LLC Act with respect to the members' voting rights.

(f)           Article 5.

(1)           Sections 5.1, 5.2, 5.6 and 5.7.  The changes to the referenced Sections are clarifying or clean-up in nature or relate to language used in the New LLC Act.

(2)           Section 5.3.  Section 5.3 sets forth the rights of members to information regarding Lincolnway Energy.  The members' information rights are currently set forth in Section 5.3 of the Existing Agreement, which is based on the applicable provision from the Existing LLC Act.  The language in Section 5.3 of the Proposed Agreement is based upon the New LLC Act, and in particular Section 489.410 of the New LLC Act.

The New LLC Act allows a member's information rights as set out in Section 489.410 of the New LLC Act to be modified, so long as the modifications do not unreasonably restrict the duties and rights stated in Section 489.410 of the New LLC Act.  The primary modifications to Section 489.410 of the New LLC Act which are included in Section 5.3 are described in the following paragraphs.

The third paragraph in Section 5.3 addresses what information Lincolnway Energy must provide to the members in connection with any matter which is to be voted upon by the members.  Section 489.410(2)(d) of the New LLC Act provides in this regard that a limited liability company shall, before the vote is taken and without demand by a member, provide the member with all information that is known to the limited liability company and is material to the member's decision.

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The third paragraph in Section 5.3 could be argued to modify or restrict the duties and rights stated in Section 489.410(2)(d) of the New LLC Act as follows:

•
Section 5.3 provides that Lincolnway Energy does not need to provide information to a member to the extent Lincolnway Energy can establish that Lincolnway Energy reasonably believes the particular member or the members as a whole already know the information.  The Directors believe this approach is reasonable, and helps to alleviate the need for Lincolnway Energy to provide the members with repetitive or duplicative information that is already known by the members.

•
Section 5.3 provides that for purposes of determining what information is "known" to Lincolnway Energy, the determination will be limited to the actual knowledge of the Directors and the Chairman, the President and the Chief Financial Officer of Lincolnway Energy, and shall also be limited as the Directors may otherwise determine to be reasonable under the particular facts and circumstances in question, including the consideration of any prohibitions, restrictions or conditions imposed under any confidentiality covenants or any applicable law, rule, regulation or order.  The Directors believe this approach establishes a reasonable scope of persons to look to in establishing the knowledge of Lincolnway Energy because it includes the actual knowledge of the key decision makers of Lincolnway Energy, and also allows Lincolnway Energy to take into consideration any contractual, legal or other restrictions or circumstances that might be applicable to Lincolnway Energy at the time.

•
Section 5.3 provides that the determination of what information is "material" will be considered based only upon the relevance of the particular information to, and possible effect on, the particular voting matter in question and from the perspective of Lincolnway Energy as a whole and a reasonable person, and not based upon any particular member or any facts or circumstances of any member.  The Directors believe this is a reasonable approach for both Lincolnway Energy and the members because it focuses the question upon the significance of the information to Lincolnway Energy as a whole and based upon a reasonable person's standard, and because it would not be possible for Lincolnway Energy to be able to determine what information might be material to each particular member or based upon that member's particular facts and circumstances.

Section 489.410(3) of the New LLC Act provides that a former member may have access to information on 10 days prior demand to the limited liability company, and that the limited liability company must respond to any such demand within 10 days of receipt of the demand.  Section 5.3 of the Proposed Agreement expands those two time periods to be 30 days and 20 days, respectively.  The Directors believe that the 30 day and 20 day periods are reasonable periods of time for this purpose with respect to former members so that Lincolnway Energy has adequate time to consider and respond to any information requests from former members.

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The second to last paragraph in Section 5.3 provides that the a member's and former member's rights under Section 5.3 will be subject to any reasonable restrictions and conditions on access to and use of information as Lincolnway Energy may have in place from time to time or as may be appropriate under the particular facts and circumstances in question, including Lincolnway Energy designating information as confidential and imposing nondisclosure and confidentiality obligations on the member or other person receiving the information.  This language is contemplated by Section 489.410(7) of the New LLC Act, and the Directors believe that having that flexibility is necessary in order to be able to adequately safeguard the confidentiality of Lincolnway Energy's information.

(3)           Section 5.4.  The first paragraph in Section 5.4 is not a new provision because the referenced paragraph is currently the last paragraph in Section 5.3 of the Existing Agreement.

The second paragraph in Section 5.4 is a new provision.  The referenced paragraph is not based upon the New LLC Act, and rather is based upon some of the disclosure and other obligations of Lincolnway Energy under the Securities Exchange Act of 1934 (the "Exchange Act") and its implementing regulations.  The statutes and regulations under the Exchange Act, and in particular Rule 14a-8, include provisions which address the right of a member to include a proposal for action by the members in Lincolnway Energy's proxy materials for annual meetings of the members.  The statutes and regulations also require Lincolnway Energy to give notice in its proxy statements, and in some cases in a Form 10-Q, of the date by which Lincolnway Energy must receive any such member proposal, and if a member proposal is not received by Lincolnway Energy by that date, Lincolnway Energy is not required to include the member proposal in Lincolnway Energy's proxy materials for the next annual meeting of the members.

The Exchange Act statutes and regulations establish the date by which a proposal that a member desires to make pursuant to the procedures set forth in Rule 14a-8 under the Exchange Act must be received by Lincolnway Energy.  In that circumstance, the member proposal must be received by Lincolnway Energy not less than 120 calendar days before the date on which Lincolnway Energy mailed or otherwise released the proxy statement for the previous year's annual meeting to the members.  If, however, an annual meeting was not held in the prior year or the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's annual meeting, then the deadline under Rule 14a-8 is a reasonable time before the company begins to print and send its proxy materials.  In either of the latter circumstances, Lincolnway Energy may set forth the date of the annual meeting and the related member proposal deadline in a report on Form 10-Q.

A member proposal which is not submitted to Lincolnway Energy pursuant to the processes of Rule 14a-8 under the Exchange Act does not need to be included in Lincolnway Energy's proxy statement or proxy or ballot, and the member making the proposal will therefore need to solicit proxies or ballots on its own and at the member's cost.  Section 5.4 addresses that type of member proposal.

11

The Exchange Act statutes and regulations also address the date by which any member proposal submitted outside of the Rule 14a-8 processes must be received by Lincolnway Energy.  The referenced date must be calculated in the manner provided in Rule 14a-4(c)(1) under the Exchange Act regulations or be established by the registrant's "advance notice" provision.  The date established by Rule 14a-4(c)(1) is, generally, the date which is 45 days before the date on which the registrant first sent its proxy materials for the previous year's annual meeting.

It is common for companies which are subject to the Exchange Act to adopt an "advance notice" provision, instead of utilizing the date established by Rule 14a-4(c)(1), and to base the deadline dates and other requirements or conditions for the advance notice provision upon the dates and other terms provided in Rule 14a-8 under the Exchange Act.  Section 5.4 generally takes that approach, with one primary exception.

The primary exception is that Section 5.4 establishes a fixed date by which a member proposal must be received by Lincolnway Energy in the circumstance of where no annual meeting of the members was held in the prior year or the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's annual meeting.  Section 5.4 provides that the deadline date in either of those circumstances is the later of the date which is 120 calendar days before the date of the annual meeting or 10 calendar days after the date on which public announcement of the date of the annual meeting is first given by Lincolnway Energy.  Rule 14a-8 under the Exchange Act provides that the deadline date in either of those circumstances is "a reasonable time before the company begins to print and send its proxy materials".

Section 5.4 provides that the member desiring to make a proposal pursuant to Section 5.4 must have continuously held Units for at least one year by the date on which Lincolnway Energy receives the member's proposal, and the member must continue to hold Units through the date of the annual meeting in question.  Rule 14a-8 includes a similar eligibility type condition, except that in order to be able to submit a member proposal pursuant to Rule 14a-8, the member must have continuously held at least $2,000 in market value, or 1%, of the company's securities for at least one year by the date the member submits a proposal under Rule 14a-8, and the member must continue to hold those securities through the date of the annual meeting.  Section 5.4 does not include any monetary or percentage requirement for the ownership of Units.

Section 5.4 also provides that the written notice that must be submitted by a member under Section 5.4 must include the information which is specified in Section 5.4, and that the member desiring to make the proposal must also timely provide Lincolnway Energy with all other information as may be requested by Lincolnway Energy regarding the member's proposal, including information that may be necessary or appropriate for Lincolnway Energy to confirm that the member meets the eligibility condition discussed above or to otherwise comply with the Securities Exchange Act of 1934.  The notice of the member must include, among other things, all of the information that would be required to be provided by the member if the member was submitting the proposal pursuant to Rule 14a-8 under the Exchange Act.

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Section 5.4 also provides that no member may submit more than one member proposal for any annual meeting.  Rule 14a-8 under the Exchange Act includes the same limitation.

As noted above, Section 5.4 addresses member proposals for an annual meeting which are not proposed by a member pursuant to the processes set forth in Rule 14a-8 under the Exchange Act.  As also noted above, any proposals which a member desires to submit outside of the processes of Rule 14a-8 do not need to be included in Lincolnway Energy's proxy statement or proxy materials for the annual meeting in question.  Section 5.4 includes a statement recognizing that fact, and that any member who desires to submit a proposal pursuant to Rule 14a-8 under the Exchange Act must comply with Rule 14a-8.

The Directors believe Section 5.4 is reasonable because Section 5.4 establishes a uniform and fixed date by which member proposals must be received by Lincolnway Energy, and sufficiently in advance of the annual meeting for Lincolnway Energy to analyze whether any member proposal complies with the various requirements and conditions under the Exchange Act and if Lincolnway Energy should object to, or otherwise take a position with respect to, any such member proposal.  The Directors also believe that the other requirements and conditions specified in Section 5.4 are also reasonable.

(4)           Section 5.5.  The language in Section 5.5 is based upon the language in the New LLC Act, and expressly excludes the right that would otherwise be available to a member under the New LLC Act to withdraw as a member from Lincolnway Energy at any time.  Lincolnway Energy believes that approach is in the best interests of Lincolnway Energy and all the members as a whole.  The members also do not have any right to dissociate or otherwise withdraw as a member under Section 5.5 of the Existing Agreement.

(g)          Article 6.  All of the changes reflected in Article 6 are either clarifying or clean-up in nature, based upon language from the New LLC Act or relate to other changes made by the Proposed Agreement.  For example, the reference to Section 11.1(a) that has been added in Section 6.8 is based upon the addition of Article 11 in the Proposed Agreement.  Section 11.1(a) is discussed below.

(h)           Article 7.

(1)           Sections 7.1, 7.3, 7.5 and 7.6.  The changes reflected in the referenced sections are clarifying or clean-up in nature or based upon language from the New LLC Act.

(2)          Section 7.2.  Section 7.2 addresses the liability of a member of Lincolnway Energy for any contributions that the Member has agreed to make to Lincolnway Energy, and is based upon the New LLC Act.  The Directors believe that the New LLC Act and Section 7.2 generally codify the law on this issue prior to the adoption of the New LLC Act.

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(3)           Section 7.4.  Section 7.4 is not a new provision.  The same language is found at Section 5.4 of the Existing Agreement.

(4)           Section 7.8.  Section 7.8 authorizes Lincolnway Energy to issue fractional Units.  The Directors do not contemplate doing so, but believe Section 7.8 should be added in order to provide the flexibility for Lincolnway Energy to do so should the need arise in the future.

(i)           Article 8.

(1)          Sections 8.1, 8.3, 8.5, 8.6, 8.7 and 8.8.  The changes reflected in the referenced Sections are either clarifying in nature or are based on language from the New LLC Act.

(2)           Section 8.2.  The changes reflected in Section 8.2 are based upon language from the New LLC Act.  The language in the second to last paragraph of Section 8.2 generally codifies the law on that issue prior to the adoption of the New LLC Act, so the language in question is not a material change with respect to the rights of the members.

(3)           Section 8.4.  Section 8.4 sets forth the liability of a Director and of a member of Lincolnway Energy for distributions by Lincolnway Energy.  The language in Section 8.4 is based upon the New LLC Act.

Under Section 8.4, a member that receives a distribution with actual knowledge that the distribution to the member was made in violation of Section 8.3 of the Proposed Agreement will be liable to Lincolnway Energy for the amount of the distribution which exceeded the amount that could have been properly paid to the member under Section 8.3, and then only if, and only to the extent as is, expressly and affirmatively required by the New LLC Act.  The language in Section 8.4 and in the New LLC Act in this regard generally codifies the law on that issue prior to the adoption of the New LLC Act, so the language in question is not a material change with respect to the potential liability of members for any distribution received from Lincolnway Energy.  The same is true with respect to the liability of the Directors under Section 8.4.  Also, the members of Lincolnway Energy do not participate in the decision of whether Lincolnway Energy will declare a distribution, so it is unlikely that any member would ever obtain actual knowledge that a distribution made by Lincolnway Energy violated Section 8.3.

(j)           Article 9.  The changes reflected in Article 9 are either clarifying or clean-up in nature or are based on language from the New LLC Act.  For example, the transferable interest and charging order concepts which are referenced in Section 9.1 are concepts that are included in the New LLC Act.  The restrictions and limitations on a member's right to assign units of Lincolnway Energy under Article 9 are the same as currently exist under the Existing Agreement, with, again, the new language in Article 9 being either clarifying or clean-up in nature or based upon language from the New LLC Act.

(k)           Article 10.  The changes reflected in Article 10 are either clarifying or clean-up in nature or based upon language in the New LLC Act.

14

(l)           Article 11.  Article 11 is based on provisions from the New LLC Act.

(1)           Section 11.1.  Section 11.1 sets forth, in general, the fiduciary duties of the Directors of Lincolnway Energy, and is based upon provisions from the New LLC Act.  There are no directly corresponding provisions in the Existing LLC Act, but the provisions in the New LLC Act, for the most part, codify the general law on the fiduciary duty.

The New LLC Act provides that an operating agreement may restrict or eliminate the duty of loyalty, the duty of care or any other fiduciary duty, and/or the contractual obligation of good faith and fair dealing, so long as, in general, the restrictions or eliminations are not manifestly unreasonable.  The New LLC Act also provides that an operating agreement may, if not manifestly unreasonable, (i) identify specific types or categories of activities that do not violate the duty of loyalty, (ii) alter the duty of care, except to authorize intentional misconduct or knowing violation of law, (iii) alter any other fiduciary duty, including eliminating particular aspects of that duty, and (iv) prescribe the standards by which to measure the performance of the contractual obligation of good faith and fair dealing.  Section 11.1 does not attempt to take the types of actions specified in this paragraph, except as noted in the two following paragraphs.

Someone might argue that Section 11.1 attempts to restrict the contractual obligation of good faith and fair dealing because Section 11.1 provides that the determination of whether a director has met that obligation with respect to any particular matter shall be determined utilizing, and based on, a subjective standard based solely upon the actual knowledge and intent of the director in question, and not based on a reasonableness, objective or other third party or general standard.  The latter language is not specified in the New LLC Act, but the Directors believe that the referenced language is reasonable and is consistent with the "good faith and fair dealing" concept, because that concept is generally based upon the particular knowledge and intent of the person in question.

Section 11.1 specifies that the duties set forth in Section 11.1 are the only fiduciary duties a Director owes to Lincolnway Energy or its members.  The New LLC Act leaves open the possibility of there being other specified fiduciary duties, but Section 11.1 limits the duties to those which are expressly specified in the New LLC Act.  The Directors believe this is a reasonable approach because the duties expressly specified in the New LLC Act are consistent with the fiduciary duties generally imposed on directors, and because, as noted above, Section 11.1 does not include any restrictions on, or eliminations of, those specified duties.

15

The New LLC Act provides that an operating agreement may specify the method by which a specific act or transaction that would otherwise violate the duty of loyalty may be authorized or ratified by one or more disinterested and independent persons after full disclosure of all material facts.  Section 11.1(a) provides in this regard that the Directors who are not interested in the specific act or transaction in question may, by the vote of a majority of those Directors, authorize or ratify, after full disclosure of all material facts, a specific act or transaction that would otherwise violate the duty of loyalty which is set out in Section 11.1(a).  Section 11.1(a) also provides in this regard that the members who are not interested in the specific act or transaction in question may, by the vote of such members holding at least a majority of the outstanding units held by such members, authorize or ratify, after full disclosure of all material facts, a specific act or transaction that would otherwise violate the duty of loyalty which is specified in Section 11.1(a).  The Directors believe those provisions are reasonable and consistent with the referenced provisions from the New LLC Act.  Another provision from the New LLC Act provides that all of the members can also authorize or ratify a specific act or transaction that would otherwise violate the duty of loyalty.  The Directors do not believe, however, that requiring the vote of all of the members on any act or matter is generally in the best interests of a company or its owners.

(2)           Section 11.2.  Section 11.2 limits the liability of the Directors of Lincolnway Energy to Lincolnway Energy and its members.  The language set forth in Section 11.2 is taken directly from the applicable provisions from the New LLC Act.  A similar provision is included in the Existing Act, and the liability of the Directors of Lincolnway Energy is limited to the full extent permitted under the Existing Act pursuant to Article VI of the Existing Articles.  Section 11.2 is not, therefore, a new concept or provision, except to the extent the language is based upon the provisions from the New LLC Act.

(3)           Section 11.3.  Section 11.3 sets forth standards of conduct for the members of Lincolnway Energy.  The language set forth in Section 11.3 is based upon provisions from the New LLC Act.  Although there are no directly corresponding provisions in the Existing Act, Section 11.3 and the related provisions from the New LLC Act are not materially different from the obligations that likely would have been deemed to be imposed upon a member prior to the enactment of the New LLC Act.

(m)           Article 12.  The changes reflected in Article 12 are based upon the language from the New LLC Act, and do not materially change the indemnification obligations that Lincolnway Energy has under the Existing Agreement to the directors and officers of Lincolnway Energy.

(n)           Article 13.  The changes reflected in Article 13 are either clarifying or clean-up in nature or are based upon provisions from the New LLC Act.

MEMBER PROPOSALS FOR 2011 ANNUAL MEETING

Lincolnway Energy currently anticipates holding the annual meeting for 2011 in February, March or April of 2011.  The annual meeting of the members for 2010 was held on February 25, 2010, and the proxy statement and other materials for that meeting were first mailed to the members on January 25, 2010.

In order for a proposal of any member pursuant to the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 to be presented for inclusion in Lincolnway Energy's proxy materials for the annual meeting of members to be held in 2011, the proposal must have been received at Lincolnway Energy's principal executive office by no later than the close of business on September 9, 2010.  Any proposal will need to comply with the regulations of the Securities and Exchange Commission regarding the inclusion of member proposals in Lincolnway Energy's proxy materials.  As the rules of the Securities and Exchange Commission make clear, simply submitting a proposal does not guarantee that it will be included in Lincolnway Energy's proxy materials.

16

Any member proposal, other than with respect to a nominee for election as a director, which is submitted outside the processes of Rule 14a-8 shall be considered untimely unless received at Lincolnway Energy's principal executive office by no later than December 31, 2010.  If the members approve the Second Amended and Restated Operating Agreement, however, the applicable date shall be September 9, 2010, instead of December 31, 2010.

Under Section 4.3 of the Amended and Restated Operating Agreement of Lincolnway Energy, any member or members owning at least five percent of the outstanding Units may nominate any individual for election as a director at an annual meeting only if a fully completed and signed written nomination petition is received at the principal office of Lincolnway Energy no sooner than the October 1, but not later than the November 30, which precedes the annual meeting in question.  The nomination petition must be on a form provided by Lincolnway Energy.  The nominee must provide Lincolnway Energy with the nominee statement contemplated by Section 4.3 of the Amended and Restated Operating Agreement.  There will be no changes in the procedures described in this paragraph if the Second Amended and Restated Operating Agreement is approved by the members.

A member who wishes to submit a proposal or a nomination petition is encouraged to seek independent counsel about the requirements of the Securities and Exchange Commission and under the Amended and Restated Operating Agreement of Lincolnway Energy, or, if approved by the members, under the Second Amended and Restated Operating Agreement.  Lincolnway Energy will not consider any proposal or nomination petition that does not meet the requirements of the Securities and Exchange Commission and the requirements of the Amended and Restated Operating Agreement of Lincolnway Energy, or, if approved by the members, of the Second Amended and Restated Operating Agreement.

All proposals and nomination petitions should be directed to Lincolnway Energy's principal executive office located at 59511 W. Lincoln Highway, Nevada, Iowa, to the attention of Lincolnway Energy's secretary.  Lincolnway Energy suggests that proposals and nomination petitions be sent by certified mail, return receipt requested, or by another means which permits proof of the date of delivery.

By order of the Directors,

/s/ Kurt Olson
Kurt Olson, Secretary

Nevada, Iowa
September 27, 2010

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EXHIBIT A

PROPOSED RESTATEMENT OF THE CERTIFICATE OF ORGANIZATION

RESTATEMENT OF THE CERTIFICATE OF ORGANIZATION
OF
LINCOLNWAY ENERGY, LLC

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

The Members of Lincolnway Energy, LLC, an Iowa limited liability company, elected to have Lincolnway Energy, LLC be subject to the Iowa Revised Uniform Limited Liability Company Act (the "Act") effective as of November 10, 2010.  As part of that election, and pursuant to Section 489.202(3) of the Act, Lincolnway Energy, LLC adopts this restatement of the certificate of organization, with the articles of restatement of Lincolnway Energy, LLC which were filed on June 29, 2007 having been amended by the Members of Lincolnway Energy, LLC by repealing the articles of restatement in their entirety and by substituting this restatement of the certificate of organization in lieu thereof.

ARTICLE I

The name of the limited liability company is Lincolnway Energy, LLC (the "Company").

ARTICLE II

The street and mailing address of the registered office of the Company is 700 Walnut, Suite 1600, Des Moines, Iowa 50309.

ARTICLE III

The name and street and mailing address of the registered agent for service of process of the Company is Wade H. Schut at 700 Walnut, Suite 1600, Des Moines, Iowa 50309.

Dated this 10th day of November, 2010.

By:
Name: Jeff Taylor
Title: Manager

EXHIBIT B

EXISTING ARTICLES OF RESTATEMENT

ARTICLES OF RESTATEMENT
OF
LINCOLNWAY ENERGY, LLC

TO THE SECRETARY OF STATE
OF THE STATE OF IOWA:

Pursuant to Section 490A.1102 of the Iowa Limited Liability Company Act, Lincolnway Energy, LLC, an Iowa limited liability company, adopts the following restated articles of organization:

ARTICLE I

The name of the limited liability company is Lincolnway Energy, LLC (the "Company").

ARTICLE II

The street address of the Company's registered office in Iowa is 700 Walnut St., Suite 1600, Des Moines, Iowa 50309, and the name of the Company's registered agent at that office is Wade H. Schut.

ARTICLE III

The street address of the principal office of the Company is 59511 W. Lincoln Highway, Nevada, Iowa 50201.

ARTICLE IV

The Company shall have perpetual duration.

ARTICLE V

The management of the Company shall be vested in its managers, who shall be elected or appointed in the manner described in the Operating Agreement of the Company.  No member of the Company is an agent of the Company for the purpose of its business or affairs or otherwise.  No manager's, member's or any other person's act shall bind the Company except as may be expressly authorized by the Operating Agreement of the Company.

ARTICLE VI

A manager of the Company shall not be personally liable to the Company or to its members for money damages for any action taken, or any failure to take action, as a manager, except for liability for any of the following: (i) the amount of a financial benefit received by a manager to which the manager is not entitled, (ii) an intentional infliction of harm on the Company or its members, (iii) a violation of Section 490A.807 of the Iowa Limited Liability Company Act, or (iv) an intentional violation of criminal law.

If the Iowa Limited Liability Company Act or other applicable law is hereafter amended to authorize the additional or further elimination of or limitation on the liability of managers, then the liability of a manager of the Company, in addition to the elimination of and limitation on personal liability provided herein, shall be eliminated and limited to the extent of such amendment, automatically and without any further action, to the fullest extent permitted by law.  Any repeal or modification of this Article, the Iowa Limited Liability Company Act or other applicable law shall be prospective only, and shall not adversely affect any elimination of or limitation on the personal liability or any other right or protection of a manager of the Company with respect to any state of facts existing at or prior to the time of such repeal or modification.

Dated this 29th day of June, 2007.

By:	/s/ William Couser
Name: William Couser
Title: Manager

2

EXHIBIT C

RED-LINED DRAFT OF
SECOND AMENDED AND RESTATED OPERATING AGREEMENT

SECOND AMENDED AND RESTATED OPERATING AGREEMENT
OF
LINCOLNWAY ENERGY, LLC

THIS SECOND AMENDED AND RESTATED OPERATING AGREEMENT ("Agreement") is made and entered into as of the date set forth above the signatures to this Agreement, by and among the Members (as that term is defined in Section 1) of Lincolnway Energy, LLC (the "Company").

 ~~WHEREAS the Members desire to enter into this Agreement to regulate the affairs of the Company, the conduct of its business and the relations of its Members, with this Agreement to amend the existing Operating Agreement of the Company dated as of May 19, 2004 (the "Original Operating Agreement") by replacing and superseding the Original Operating Agreement in its entirety.~~

RECITALS:

A.	The Members have elected to have the Company be subject to the Iowa Act (as that term is defined in Section 1).

B.
As part of that election, the Members desire to enter into this Agreement to, in general, govern the relations among the Members and between the Members and the Company, the rights and duties of the Directors, the activities of the Company, and the conduct of those activities, and with this Agreement to be effective automatically upon the filing of the Restatement of the Certificate of Organization of the Company dated the same date as this Agreement with and by the Iowa Secretary of State, and to, at that time, supersede and replace in entirety the Amended and Restated Operating Agreement of the Company dated as of June 29, 2007 (the "Prior Operating Agreement").

NOW, THEREFORE, in consideration of the ~~foregoing r~~Recitals and the mutual agreements set forth in this Agreement, the Members agree as follows:

ARTICLE 1
DEFINITIONS

1.1 Definitions. The following terms shall have the following meanings for purposes of this Agreement:

(a) Additional Members.  The term "Additional Members" means, collectively, all~~any~~ Persons who are issued Units (as that term is defined below) and are admitted as a Member pursuant to the procedures set forth in Section 9.4 ~~at any time after the date of this Agreement, other than any Substitute Members~~. The term "Additional Member" means any one of the Additional Members.

(b) Adjusted Capital Account.  The term "Adjusted Capital Account" means, with respect to each Member, the Member's Capital Account (as that term is defined below) as adjusted by the items described in Sections 1.704-2(g)(1), 1.704-2(i)(5) and 1.704-1(b)(2)(ii)(d)(4), (5) and (6) of the Treasury Regulations (as that term is defined below).

(c) Agreement. The term "Agreement" means this Second Amended and Restated Operating Agreement, as the same may be amended or restated from time to time in accordance with this Agreement.

(d) ~~Articles of Organization. The term "Articles of Organization" means the articles of organization or the restated articles of organization, as the case may be, of the Company, as the same may be amended or restated from time to time in accordance with this Agreement.~~Assign, Assigned and Assignment.  The terms "Assign", "Assigned" and "Assignment" are defined in Section 9.1.

(e) Capital Account.  The term "Capital Account" means, with respect to each Member, the capital account of the Member at the particular time in question, as maintained and adjusted up to the particular time in question pursuant to Section 7.~~2~~3.

(f) ~~Capital Contribution. The term "Capital Contribution" means any cash, property or other forms of consideration acceptable to the Directors (as that term is defined below), which a Member contributes to the Company in the capacity of a Member, whenever the same be made.~~Certificate of Organization.  The term "Certificate of Organization" means the certificate of organization or restated certificate of organization, as the case may be, of the Company, as the same may be amended or restated from time to time in accordance with this Agreement, with the Certificate of Organization as of the date of this Agreement being the Restatement of the Certificate of Organization dated the same date as this Agreement.

(g) Code. The term "Code" means the United States Internal Revenue Code of 1986, as amended from time to time, or corresponding provisions of subsequent superseding United States federal revenue laws.

(h) Contribution. The term "Contribution" means any benefit provided by a Member to the Company in order to become a member of the Company, whether upon or after the formation of the Company, or otherwise in the Member's capacity as a member of the Company. A Contribution may consist of tangible or intangible property or any other benefit to the Company which is acceptable to the Directors, including money, services performed, promissory notes, other agreements to contribute money or property, and contracts for services to be performed.

(~~h~~i) Director~~s~~. The term "Director~~s~~" means~~, collectively, the directors elected or appointed from time to time in the manner provided in this Agreement.  The term "Director" means any one of the Directors, or, if there is only one Director, the sole Director~~ any one of the individuals who are elected or appointed as a director from time to time in the manner provided in this Agreement.  The term "Directors" means the number of such directors as is specified or contemplated by the particular provision of this Agreement which is in question.  As provided in Section 4.17~~6~~, the Directors are synonymous with, and shall be deemed for all purposes to be the same as, "managers" for purposes of the Iowa Act (as that term is defined below) and the ~~Articles~~ Certificate of Organization.

(j) Distribution.  The term "Distribution" means a transfer of money or property by the Company to a Member on account of a Unit.

 (~~i~~k) Fiscal Year. The term "Fiscal Year" means the Company's fiscal year, which shall be determined from time to time by the Directors, but which in the absence of an express determination by the Directors to the contrary, shall be from the first day of October to the last day of September.

(~~j~~l) Iowa Act.  The term "Iowa Act" means the ~~Iowa~~ Revised Uniform Limited Liability Company Act, Chapter ~~490A~~ 489 of the Code of Iowa, as amended or redesignated from time to time.

(~~k~~m) Members.  The term "Members" means, collectively, the Persons who are, at the particular time in question, the record holders of the outstanding Units. The term "Member" means any one of the Members, or, if there is only one Member, the sole Member.

(~~l~~n) Net Losses. The term "Net Losses" means, for each Fiscal Year, the net losses and deductions of the Company determined in accordance with ~~generally accepted~~ accounting principles and methods of accounting consistently applied from year to year ~~employed under the cash or accrual method of accounting,~~ as determined by the Directors.~~, and as reported, separately or in the aggregate, as appropriate, on the Company's information tax return filed for United States federal income tax purposes, plus any expenditures not deductible in computing the Company's taxable income and not properly chargeable to Capital Accounts under the Code, less any income of the Company which is exempt from United States federal income tax under the Code. The Company may determine Net Losses utilizing the cash method or the accrual method of accounting, as determined by the Directors, and t~~The Directors may determine to utilize one method of accounting for tax purposes of the Company and another for financial and/or other purposes. The determination of Net Losses shall not include any Regulatory Allocations (as that term is defined below).

(~~m~~o) Net Profits. The term "Net Profits" means, for each Fiscal Year, the net income and gains of the Company determined in accordance with ~~generally accepted~~ accounting principles and methods of accounting consistently applied from year to year ~~employed under the cash or accrual method of accounting,~~ as determined by the Directors.~~, and as reported, separately or in the aggregate, as appropriate, on the Company's information tax return filed for United States federal income tax purposes, plus any income of the Company which is exempt from United States federal income tax~~

~~under the Code, less any expenditures not deductible in computing the Company's taxable income and not properly chargeable to Capital Accounts under the Code. The Company may determine Net Profits utilizing the cash method or the accrual method of accounting, as determined by the Directors, and t~~The Directors may determine to utilize one method of accounting for tax purposes of the Company and another for financial and/or other purposes. The determination of Net Profits shall not include any Regulatory Allocations.

(~~n~~p) Person.  The term "Person" means and includes ~~natural persons~~ an individual and any firm, ~~general~~ partnership, limited partnership, limited liability company, limited liability limited partnership, limited liability partnership, corporation, joint venture, trust, estate, cooperative, association and any other ~~legal~~ entity of whatever nature, including public or governmental bodies, agencies or instrumentalities.

(q) Record.  The term "Record" means information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

(~~o~~r) Regulatory Allocations.  The term "Regulatory Allocations" means the allocations pursuant to Sections 8.1(b), (c), (d) and (e).

(~~p~~s) Substitute Member. The term "Substitute Member" means any Person who is an assignee of a Unit and who has been admitted as a Member with respect to such Unit pursuant to the procedures set forth in Section 9.2.

(~~q~~t) Treasury Regulations.  The term "Treasury Regulations" means the Income Tax Regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time.

(~~r~~u) Units. The term "Units" means the capital units of the Company.  The term "Unit" means any one of the capital units of the Company.

Other terms which are utilized in this Agreement may be defined in other sections of this Agreement.

ARTICLE 2
PURPOSE AND DURATION OF THE COMPANY

2.1 Purpose of the Company. The Company ~~has the purpose of engaging in,~~ may have any lawful purpose, and the Company has the authority to engage in~~,~~ any lawful business or activity.

2.2 Duration of the Company.  The Company has perpetual duration and shall continue until dissolved and wound up in accordance with this Agreement.

ARTICLE 3
CERTIFICATES FOR UNITS

3.1 Certificates for Units. Units may be issued with or without certificates as determined and authorized by the Directors from time to time. Any certificates ~~which~~ that are issued for Units shall be in such form as the Directors shall prescribe. All Units ~~and all interests represented thereby~~ shall in all events be issued and held upon and subject to all of the terms and conditions of ~~applicable law and~~ this Agreement, including Sections 9.1 and 9.2, and the Directors may require that any certificates ~~which~~ that are issued to evidence any Units shall bear a legend to such effect, in addition to the legend contemplated by Section 3.8 and any other legends as the Directors may from time to time require.

3.2 Execution of Certificates.  All certificates for Units shall be numbered in the order in which they shall be issued and shall be signed by any two Directors or by the Chairman or the President and also by the Secretary of the Company. The signature of a Director or of the Chairman, the President or the Secretary upon a certificate may be by facsimile. In the event any individual who has signed or whose facsimile signature has been placed upon a certificate for Units shall have ceased to be a Director or the Chairman, the President or the Secretary, as the case may be, of the Company before the certificate is issued, the certificate may be issued by the Company with the same effect as if the individual were a Director or the Chairman, the President or the Secretary, as the case may be, of the Company at the date of issue of the certificate.

3.3 Cancellation.  Every certificate surrendered to the Company for exchange or transfer shall be canceled, and no new certificate ~~or certificates~~ shall be issued in exchange for any existing certificate until ~~such~~ the existing certificate shall have been so canceled, except in cases provided for in Section 3.4; provided, however, that the Directors may authorize the issuance of Units without certificates in exchange for any surrendered and canceled certificate. Every certificate surrendered to the Company for transfer shall be properly endorsed for transfer or accompanied by another transfer document acceptable to the Directors.

3.4 Lost, Destroyed, or Mutilated Certificates.  In the event of the loss, theft or destruction of any certificate for any Unit, another may be issued in its place pursuant to such regulations as the Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of satisfactory indemnity or bonds of indemnity.

3.5 Unit Record and Ownership. A record shall be kept by the Company of the names and addresses of all Members and the number of Units held by each Member, and if the Units are represented by certificates, the respective dates thereof, and in case of cancellation, the respective dates of cancellation.  The Person in whose name Units stand on the books of the Company shall be deemed to be the record holder and owner of such Units and the Member with respect to such Units for all purposes as regards the Company.

3.6 ~~Transfers~~ Assignments of Units.      ~~Transfers~~ Assignments of Units shall be made only on the books of the Company by the record holder ~~there~~of the Units in question, or by such record holder's attorney ~~thereunto~~ in fact who has been authorized by power of attorney duly executed by the record holder and filed with the Company, and on surrender of the certificate ~~or certificates~~ for such Units, if any, properly endorsed and the payment of all transfer taxes thereon, if any.  All Units ~~and all interests represented thereby~~ shall in all events be ~~transferable~~ Assigned only upon and subject to all of the terms and conditions of ~~applicable law and~~ this Agreement, including Sections 9.1 and 9.2.

3.7 Regulations.  The Directors may make such other rules and regulations as the Directors may deem necessary or appropriate concerning the issue, ~~transfer~~ Assignment and registration of Units, so long as such rules and regulations are not inconsistent with the ~~Articles~~ Certificate of Organization, this Agreement or applicable law.

3.8 Article 8 Election. All Units shall be "securities" governed by Article 8 of the Uniform Commercial Code in any jurisdiction (i) that has adopted revisions to Article 8 of the Uniform Commercial Code substantially consistent with the 1994 revisions to Article 8 adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws, and (ii) the laws of which may be applicable, from time to time, to the issues of perfection, the effect of perfection or nonperfection and the priority of a security interest in the Units. Any certificate evidencing Units which is issued after the date of this Agreement may bear a legend substantially to the following effect:  "THIS CERTIFICATE EVIDENCES UNITS OF MEMBERSHIP INTEREST IN LINCOLNWAY ENERGY, LLC AND SHALL BE A SECURITY FOR PURPOSES OF ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE."

ARTICLE 4
RIGHTS AND DUTIES OF DIRECTORS; OFFICERS

4.1 Director-Managed Company; Qualifications and ~~General~~ Powers of the Directors.  Subject only to Section 4.1~~5~~6, the business and ~~affairs~~ activities of the Company shall be managed by, and under the direction of, the Directors, and any matter regarding the business or activities of the Company may be decided by the Directors. No Director is required to be a Member, an officer or employee of the Company, or a resident of the State of Iowa, and a Director who is also a Member will not cease to be a Director by reason of such Director ceasing to be a Member. A Director must be an individual.

No Director may delegate to any Person the Director's rights and powers to manage and control the business and affairs of the Company, except only as provided in Sections 4.12 and 4.13 with respect to the appointment of officers for the Company and the establishment of committees, and except that the Directors may cause the Company to enter into such management, consulting, advisory, employment or other agreements as the Directors may determine from time to time, and on such terms and conditions as are determined by the Directors.

Without limiting the generality of the foregoing, but subject to Section 4.16, the Directors shall have the power and authority, on behalf of the Company, to exercise all powers of the Company, including under Section ~~490A.202~~ 489.105 of the Iowa Act, including:

(a) to employ or otherwise retain the services of such agents, employees, general managers, accountants, attorneys, consultants, experts and other Persons as the Directors from time to time determine to be necessary or appropriate to carry out the business and affairs of the Company ~~from time to time~~, ~~whether or not any such Persons are a~~ including any Director, ~~a~~ Member or ~~an~~ officer of the Company or ~~are~~ any Person who is affiliated with or related to any Director, Member or officer, all upon terms satisfactory to the Directors, and to pay such fees, salaries, wages and other compensation and benefits to such Persons from the funds of the Company as the Directors shall determine from time to time;

(b) to pay, extend, renew, modify, adjust, contest, submit to arbitration, prosecute, defend, settle or compromise, upon such terms as the Directors may determine and upon such evidence as the Directors may deem sufficient, any obligation, suit, liability, cause of action, claim, counterclaim or other dispute, including taxes, either in favor of or against the Company;

(c) to incur and pay any and all fees ~~and to make any and all other expenditures which~~ , costs, expenses and other amounts that the Directors deem necessary or appropriate to~~, or in connection with,~~ the business and affairs of the Company;

(d) to offer and sell Units, debt or other securities of the Company, and in connection with the offer and sale of any Units, debt or other securities of the Company the Directors may (i) prepare and file, or cause to be prepared and filed, one or more offering statements or registration statements and related or other documentation, and all such amendments and supplements thereto as the Directors shall deem advisable from time to time, with the Securities and Exchange Commission, the ~~National Association of Securities Dealers, Inc.~~ Financial Industry Regulatory Authority and/or any other domestic or foreign authorities for the registration, offering and sale of the Units, debt or other securities ~~of the Company~~ in the United States or elsewhere, and along with one or more offering memorandums, offering circulars, prospectuses or other disclosure documents, and all amendments and supplements to any thereto; (ii) register or otherwise qualify the Units, debt or other securities for offering and sale under the blue sky and securities laws of such states of the United States and other domestic or foreign jurisdictions as the Directors shall deem advisable; (iii) make all such arrangements for the offering and sale of the Units, debt or other securities ~~of the Company~~ as the Directors shall deem appropriate, whether pursuant to a registration of the Units, debt or other securities or otherwise, and (iv) take all such action with respect to the matters described in the preceding subclauses (i) through (iii) as the Directors shall deem advisable or appropriate;

(e) to take all such action as the Directors deem necessary or appropriate to avoid the requirement that the Company become licensed, registered or regulated as an investment advisor, an investment company, a broker-dealer or any other form of regulated entity under any ~~applicable~~ foreign, federal, state or local law, rule, regulation or order, or, if so determined by the Directors, to take all such action as the Directors deem necessary or appropriate to cause the Company to be licensed, registered or ~~licensed~~ regulated under any such law, rule, regulation or order and to otherwise bring the Company in compliance with any such law, rule or regulation or order;

(f) to conduct and direct the banking business of the Company and to invest any funds of the Company that are not required for, or are otherwise not committed to the conduct of, the Company's business from time to time in such manner as the Directors may from time to time determine, including in certificates of deposit, commercial paper, treasury bills, sweep accounts, and other investments;

(g) to negotiate, enter into, execute, acknowledge and deliver any and all contracts, agreements, licenses, leases, documents or instruments ~~which~~ that the Directors from time to time determine are necessary or appropriate to the business~~,~~ or affairs ~~or purposes~~ of the Company, and with such Persons as the Directors shall from time to time determine ~~and whether or not any such Persons are a~~ , including any Director, ~~a~~ Member or ~~an~~ officer of the Company or any Person who is are affiliated with or related to any Director, Member or officer, including subscription agreements for Units, debt or other securities of the Company; checks, drafts, notes and other negotiable instruments; mortgages or deeds of trust; security agreements; financing statements; documents providing for the acquisition, lease, mortgage or disposition of any or all of the Company's assets and properties; assignments; bills of sale; leases; partnership agreements; and all other contracts, agreements, instruments or documents that the Directors from time to time determine are necessary or appropriate~~, in the judgment of the Directors,~~ to the business~~,~~ or affairs ~~or purposes~~ of the Company;

(h) to pay any and all taxes, charges and assessments that may be levied, assessed or imposed upon the Company or any of the assets or properties of the Company, or to contest any such taxes, charges or assessments;

(i) without limiting subparagraphs (j) and (k) below, to invest in and purchase stock, units or other equity interests in, or debt or other obligations of, such Persons and on such terms as are determined by the Directors from time to time, and to otherwise make any and all decisions with respect to any and all such investments, including voting the stock, units or other equity interests; exercising or refraining from exercising any exchange, conversion or other rights or options with respect to any such stock, units, equity interests, debt or other obligations; and selling or otherwise assigning, transferring or disposing of any such stock, units, equity interests, debt or other obligations;

(~~i~~j) to acquire any assets or properties from any Person as the Directors may from time to time determine and on such terms as are determined by the Directors, and the fact that such Person is a Director, a Member or an officer of the Company or that a Director, a Member or an officer is directly or indirectly affiliated or connected with any such Person shall not prohibit the Directors from dealing with that Person;

(k) to sell, lease, exchange or otherwise transfer or dispose of any assets or properties of the Company as the Directors shall from time to time deem appropriate and on such terms as are determined by the Directors;

(l) to submit all applications for, and take all other actions as may be necessary or appropriate in order to obtain and maintain, any and all governmental, regulatory or other permits, licenses, consents or approvals as may be necessary or appropriate to the Company or to the conduct of its business or affairs;

(~~j~~m) to borrow money for the Company from banks, insurance companies or other financial or lending institutions, or from a Director, a Member, an officer of the Company, an affiliate of a Director, a Member or an officer or from any other Person, all on such terms as the Directors deem appropriate, and in connection therewith, to mortgage, encumber and grant mortgages and security interests in any or all of the assets and properties of the Company to secure repayment of the borrowed sums;

(~~k~~n) to purchase liability and other insurance to protect the Company's assets, property and business or any other potential obligations or liabilities of the Company, including obligations and liabilities arising under Article 1~~1~~2;

(~~l~~o) to hold and own any Company real estate or personal property in the name of the Company;

(~~m~~p) to conduct or operate any of the Company's business or affairs by, through or in connection with any subsidiary or affiliate of the Company, and to organize, and to make capital contributions or loans to, any such subsidiary or affiliate;

(q) to cause the Company to, at any time and from time to time, redeem or purchase any or all of the Units of any Member or Members, on such terms and conditions as are determined by the Directors from time to time;

(~~n~~r) to establish and maintain a reserve or fund, in such amounts and at such times and for such periods of time as are determined by the Directors, for the purpose of the possible redemption or purchase of Units by the Company;

~~(o) to cause the Company to, at any time and from time to time, redeem or repurchase any or all of the Units of any Member or Members, on such terms as are determined by the Directors;~~

(s) to prepare and file, if determined to be necessary by the Directors, a statement of change, an amendment to the Certificate of Organization, a statement of correction and/or a biennial report, all in accordance with the Iowa Act, including Sections 489.114, 489.202(5), 489.206 and 489.209 of the Iowa Act;

(~~p~~t) to make all determinations and decisions which are reserved to the Directors, or which are otherwise to be made by the Company, under this Agreement, the

Iowa Act or other applicable law, including the declaration and payment of ~~d~~Distributions to the Members pursuant to Section 8.2; and

(~~q~~u) to do and perform any and all other acts and things whatsoever as the Directors shall from time to time determine to be necessary or appropriate to carry out any of the foregoing or any other term or condition of this Agreement, ~~or of~~ the ~~Articles~~ Certificate of Organization, ~~or~~ the Iowa Act or other applicable law, or to the conduct or operation of the Company's business, affairs or activities ~~purposes~~ from time to time, and not inconsistent with the Iowa Act or other applicable law, the ~~Articles~~ Certificate of Organization or this Agreement.

The Directors also may, but are not obligated or required to, at any time and from time to time, prepare, execute and file or record with the Iowa Secretary of State and all such other governmental, regulatory or other authorities as are determined by the Directors from time to time, a statement or statements of authority in a form permitted by the Iowa Act; provided, however, that any such statement of authority shall only authorize one or more of the Directors or the officers of the Company (whether by position or by specific person) to execute or enter into any agreements, documents or instruments of whatever type or nature whatsoever on behalf of the Company, or to otherwise enter into transactions on behalf of, or otherwise act for or bind, the Company with respect to any matter whatsoever. The Directors may also prepare, execute and file or record all such amendments to, or cancellations of, any such statement of authority as are determined by the Directors from time to time.

4.2 Number of and Election of Directors; Term~~s~~ of Office.  The number of Directors shall be not less than seven nor more than thirteen, with the exact number within such range to be determined and established from time to time by the Members. In the absence of a specific resolution by the Members, the number of Directors shall be nine.

Subject to Section 4.10, the Directors shall be elected by the Members at the annual meeting of the Members. Subject again to Section 4.10, each Director shall serve until the third annual meeting of the Members which follows the annual meeting at which he or she was elected and until his or her successor shall have been elected ~~and shall have qualified~~, or until his or her death or resignation or removal in accordance with, respectively, Section 4.8 or Section 4.9 ~~this Agreement~~.

The Directors shall be divided into three classes based on their term of office, with the number of Directors in each such class to be determined by the Directors, but with each class to be as nearly equal in number as possible. The term of each of the individuals serving in one class of the Directors shall expire each year at the annual meeting of the Members for that year, and each individual elected by the Members to succeed that class of the Directors shall be elected to serve until the third annual meeting of the Members which follows the annual meeting at which such individual was elected and until his or her successor shall have been elected ~~and shall have qualified~~, or until his or her death or resignation or removal in accordance with, respectively, Section 4.8 or Section 4.9 ~~this Agreement~~.

Any vacancy occurring in any Director position, for whatever reason (including by the Members increasing the number of Directors), shall be filled in the manner provided in Section 4.10.

In the event the Members decrease the number of Directors, the Directors shall designate the class of Directors from which such decrease shall occur, but with each class to be as nearly equal in number as possible following such decrease in the number of Directors. No decrease in the number of Directors shall have the effect of terminating or shortening the term of any then incumbent Director.

4.3 Nominations for Directors.  The Directors, or a nominating committee established by the Directors, shall prepare a list of nominees for each Director position to be filled at the next annual meeting of the Members. The Directors may, pursuant to agreement with any Person, permit such Person to designate a nominee or nominees for election as a Director.

Any Member or Members owning at least five percent of the outstanding Units may also nominate any individual (including any such Member) for election as a Director at the next annual meeting of the Members by submitting a written nomination petition to the Company in a form provided by the Company (the "Nomination Petition") and signed by such Member or Members; provided, however, that (i) the Nomination Petition must be fully completed and received at the principal office of the Company no sooner than the October 1, but not later than the November 30, which precedes the annual meeting in question, or, if another period is expressly and affirmatively required by applicable law, rule or regulation, within the time period required by such law, rule or regulation; (ii) the nominee must submit a signed written statement in a form provided by the Company (the "Nominee Statement") wherein the nominee shall, among other things, agree that the nominee will serve as a Director if elected and will prepare, execute and/or file all such reports and documents, and provide the Company with all such information, as may be necessary or appropriate in order for the Company to comply with all applicable laws, rules and regulations, including the Securities Exchange Act of 1934 and all rules and regulations promulgated thereunder; (iii) the nominee must meet all qualification requirements for Directors as may exist at the time of the nomination and at the time of election; and (iv) the Directors shall have the right to determine the slate (if any) on which the nominee shall be placed for purposes of the vote of the Members.  The Nomination Petition and the Nominee Statement may require all such information and all such agreements and representations as are determined to be necessary or appropriate by the Directors or the President.  Any Nomination Petition or Nominee Statement which is not fully completed and properly executed, or which is not received within the time period provided above or is not true, accurate and complete in all respects, may be rejected by the Company and, if rejected, shall be returned by the Company to the Member or Members submitting the Nomination Petition or to the nominee submitting the Nominee Statement, as the case may be.

No nominations for any Director position may be made from the floor at any meeting of the Members.

4.4 Quorum and Manner of Acting.  Subject to Section 4.10, a quorum for a meeting of the Directors shall consist of a majority of the total number of Directors established from time to time in accordance with Section 4.2. If at any meeting of the Directors there be less than a quorum present, a majority of the Directors present may adjourn the meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given.

At all meetings of the Directors, a quorum being present, the act of a majority of the total number of Directors then in office shall be the act of the Directors with respect to all votes, decisions, acts or other determinations to be made or taken by the Directors, including with respect to the matters addressed in Sections 4.1, 4.2, 4.10, 4.11, 4.12, 7.1, 7.3~~2~~, 7.6~~4~~, 7.8, 8.1, 8.2, 9.1, 9.4, 9.5 and 9.6, except only as provided in Section 11.1(a)~~,~~ or unless the vote of a greater number is otherwise expressly and affirmatively ~~and expressly~~ required by the Iowa Act ~~or other applicable law~~ with respect to the particular matter in question and the Iowa Act expressly and affirmatively provides that such voting requirement cannot be varied, waived or altered notwithstanding the express intent, desire and agreement of the Members as expressed in this paragraph that the act of a majority of the total number of Directors then in office shall be the act of the Directors with respect to all matters presented to or otherwise determined by the Directors.

Any action required or permitted to be taken at a meeting of the Directors may be taken without a meeting and without any notice if the action is taken by at least seventy-five percent (75%) of the total number of Directors then in office and if one or more written consents or written actions describing the action so taken shall be signed by such Directors.  Any such written consent or written action shall be effective when the last such Director signs the written consent or written action, unless the written consent or written action specifies a different effective date. Any such written consent or written action shall be placed in the minute book of the Company or otherwise retained in the records of the Company. The Company shall ~~promptly~~ give notice of the taking of action without a meeting of the Directors by less than unanimous consent of the Directors to each Director who did not execute the written consent or written action in question, and which notice may be effectuated by giving a copy of ~~each~~ such written consent or written action to each Director who did not sign the written consent or written action ~~in question~~.  Any written consent or written action of the Directors may be executed in counterparts, and may be given and received by the Company and any or all of the Directors by any form of electronic transmission as provided in Section ~~12~~13.1.

4.5 Meetings of Directors; Place of Meetings.  The Directors shall meet within forty-five days of the date of each annual meeting of the Members for the purpose of the designation and election of officers, the establishment of any committees and the transaction of such other business as is determined by the Directors.  Notice of such annual meeting of the Directors shall be given as provided below for special meetings of the Directors.

Regular meetings of the Directors shall be held at such place and at such times as the Directors may fix and determine from time to time. No notice shall be required for any such regular meeting of the Directors.

Special meetings of the Directors shall be held whenever called by the Chairman, the President or by any three or more of the Directors at the time being in office. Notice of each special meeting shall be given to each Director at least two days before the date on which the meeting is to be held. Each notice shall state the date, time and place of the meeting. Unless otherwise stated in the notice thereof, any and all business may be transacted at a special meeting.

At any meeting at which every Director is present, even without any notice, any business may be transacted.

A Director may waive any notice required by ~~law~~ the Iowa Act or this Agreement if the waiver is in writing and is signed by the Director, and whether before or after the date and time stated in such notice. A waiver of notice shall be equivalent to notice in due time as required by ~~law~~ the Iowa Act or this Agreement.  The attendance of a Director at, or participation in, a meeting shall constitute a waiver of notice of such meeting and of objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the Director, at the beginning of the meeting or promptly upon arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

A Director who is present at a meeting of the Directors at which action on any matter is taken shall be presumed to have assented to the action taken unless the Director's dissent is entered in the minutes of the meeting or unless the Director files a written dissent to the action with the individual acting as the secretary of the meeting before the adjournment thereof or forwards such dissent by registered or certified mail to the Chairman, the President, the Secretary or the other Directors ~~immediately~~ within one day after the date of the adjournment of the meeting. No right to dissent shall be available, however, to a Director who voted in favor of the action in question.

The Directors may hold meetings of the Directors at such place or places, either within or without the State of Iowa, as the Directors may from time to time determine. If no designation of the place for a meeting of the Directors is made, the place of the meeting shall be the principal office of the Company in the State of Iowa.

The Directors may hold any meeting, and a Director may participate in any meeting, by any means of communication, including telephone or video conference call or other telecommunications equipment or methods, by means of which all of the Directors participating in the meeting can simultaneously hear each other during the meeting. A Director participating in a meeting by any such means or methods is deemed to be in attendance at, and present in person at, the meeting.

At all meetings of the Directors, the Chairman, or in the absence of the Chairman, the Vice Chairman, or in the absence of the Vice Chairman, the individual designated by the vote of a majority of the total number of Directors then in office, shall preside over and act as chairperson of the meeting. At all meetings of the Directors, the Secretary, or in the absence of the Secretary, the individual designated by the vote of a majority of the total number of Directors then in office, shall act as secretary for the meeting. All business to be transacted at meetings of the Directors shall be transacted in such order and with such procedures as the chairperson of the meeting shall determine.

The Directors may adopt rules and regulations for the conduct of the meetings of the Directors and the management of the Company, so long as such rules and regulations are not inconsistent with the ~~Articles~~ Certificate of Organization, this Agreement or ~~applicable law~~the Iowa Act.

4.6 No Liability. A Director does not guarantee the return of any Member's ~~Capital~~ Contribution or Capital Account, any ~~d~~Distributions to the Members or a profit for the Members from the operations of the Company. A Director is not personally liable for any of the acts or omissions of the Company, or for any debts, losses, liabilities, duties or obligations of the Company, whether arising in contract, tort or otherwise.

4.7 Directors Have No Exclusive Duty to Company. Subject to Section 11.1 and ~~E~~except ~~only~~ as may be provided in another agreement between the Company and the Director in question, a Director shall not be required to manage the Company as his or her sole and exclusive function, and a Director may have other business interests and may engage in other activities in addition to those relating to the Company. Neither the Company nor any Member shall have any right~~,~~ by virtue of this Agreement~~,~~ to share or participate in any other interests or activities of any ~~of the~~ Director~~s~~ or to the income, proceeds or other benefits derived therefrom.

4.8 Resignation. Any Director may resign at any time by giving written notice to the Chairman, the President, the Secretary, or any two of the other Directors. The resignation of a Director shall be effective when the notice is received by the Chairman, the President, the Secretary or any other Director, as the case may be, or at such later time as may be specified in the notice; and, unless otherwise specified in the notice, the acceptance of a resignation shall not be necessary to make it effective.

4.9 Removal. Any Director may be removed at any time, with or without cause, but only by the Members.

4.10 Vacancy. Any vacancy occurring for any reason in a Director position (including through an increase in the number of Directors or the death, removal or resignation of any Director) may be filled by either the remaining Directors or by the Members, except that only the Members may fill a vacancy occurring because of the removal of a Director by the Members. If the Directors remaining in office constitute fewer than a quorum of the Directors, the Directors may fill the vacancy by the affirmative vote of a majority of the Directors remaining in office.

In the event of a vacancy occurring by reason of an increase by the Members in the number of Directors, the Directors shall designate the class of the Directors to which such additional position shall be assigned, but with each class to be as nearly equal in number as possible following such increase in the number of the Directors.

An individual elected by the Directors to fill a vacancy shall continue to serve as a Director only until the next annual meeting of the Members, at which time the Members shall elect an individual to such Director position, who shall serve for the remainder of the unexpired term of such Director position and until his or her successor shall have been elected ~~and shall have qualified~~, or until his or her death or resignation or removal in accordance with, respectively, Section 4.8 or Section 4.9 ~~this Agreement~~. An individual elected by the Members to fill a vacancy shall continue to serve as a Director for the remainder of the unexpired term of such Director position and until his or her successor shall have been elected ~~and shall have qualified~~, or until his or her death or resignation or removal in accordance with, respectively, Section 4.8 or Section 4.9 ~~this Agreement~~.

4.11 Salary and Other Compensation. Subject only to Section 4.16~~5~~(e), the salaries, fees, benefits, reimbursements and all other compensation payable to the Directors and to the officers of the Company, in their capacity as Directors and officers, shall be fixed from time to time by the Directors, including with respect to meeting and committee fees.  No Director or officer of the Company shall be prevented from receiving any salary, fees, benefits, reimbursements or other compensation by reason of the fact, without limitation, that the Director or officer is also a Member or is affiliated with any Member.

4.12 Officers. The officers of the Company shall be a Chairman, a Vice Chairman, a President, one or more Vice Presidents (the number thereof to be determined by the Directors), a Secretary, a Chief Financial Officer, a Treasurer and such other officers as may from time to time be designated and elected by the Directors.  One individual may hold the offices and perform the duties of any two or more of said offices. No officer is required to be a Director, a Member, an employee of the Company or a resident of the State of Iowa. The Directors may delegate the powers or duties of any officer to any other officer or agent~~s~~, notwithstanding any provision of this Agreement, and the Directors may leave any office unfilled for any such period of time as the Directors may determine from time to time, except the offices of President, Chief Financial Officer and Secretary.

The officers of the Company shall be elected annually by the Directors at the annual meeting of the Directors. Each officer shall hold office until the next succeeding annual meeting of the Directors and until his or her successor shall have been elected ~~and shall have qualified~~, or until his or her death or resignation or removal in accordance with this Agreement.

An officer may resign at any time by delivering written notice to the Chairman, the President, the Secretary or any two of the Directors.  The resignation of an officer shall be effective when the notice is received by the Chairman, the President, the Secretary or any Director, as the case may be, or at such later time as may be specified in the notice, and, unless otherwise specified in the notice, the acceptance of a resignation shall not be necessary to make it effective. Any officer may be removed by the Directors at any time, with or without cause, for any reason or for no reason, but such removal shall be without prejudice to the contract rights, if any, of the individual so removed. The election of an officer does not itself create contract rights in favor of the officer.

The Chairman shall, if present at the meeting in question, preside over and act as chairperson of all meetings of the Members and all meetings of the Directors. The Chairman shall have authority to sign, execute and acknowledge all contracts, checks, deeds, mortgages, bonds, leases or other obligations on behalf of the Company which shall be authorized by the Directors, and the Chairman may sign, along with the Secretary, ~~sign~~ certificates for Units~~, the issuance of which shall have been duly authorized by the Directors~~.  The Chairman shall be subject to the control of the Directors and shall keep the Directors fully informed and shall freely consult with the Directors concerning the business of the Company. The Chairman shall also perform all duties as may from time to time be assigned to the Chairman by the Directors.

The Vice Chairman shall perform the duties of the Chairman in the absence of the Chairman or in the event of the death, inability or refusal to act of the Chairman, and, when so acting, shall have all of the powers of, and shall be subject to all the restrictions upon, the Chairman. The Vice Chairman shall also perform ~~such~~ all duties as may from time to time be assigned to the Vice Chairman by the Chairman, the President or the Directors.

The President shall, subject to the control of the Directors, have general charge of and direct the operations of the Company and shall be the chief executive officer of the Company. The President shall keep the Directors fully informed and shall freely consult with the Directors concerning the business of the Company in his or her charge. The President shall have authority to sign, execute and acknowledge all contracts, checks, deeds, mortgages, bonds, leases or other obligations on behalf of the Company as the President deems necessary or appropriate to or for the course of the Company's regular business~~,~~ or which shall be authorized by the Directors, and the President may sign, along with the Secretary, certificates for Units~~, the issuance of which shall have been duly authorized by the Directors~~. The President may sign, in the name of the Company, all reports and all other documents or instruments which are necessary or appropriate to or for the Company's business. The President shall also perform all duties as may from time to time be assigned to the President by the Directors.

In the absence of the President or in the event of the death, inability or refusal to act of the President, the Vice President (or in the event there is more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, the senior Vice President in length of service) shall perform the duties of the President, and, when so acting, shall have all the powers of, and shall be subject to all the restrictions upon, the President. A Vice President shall also perform ~~such other~~ all duties ~~and have such authority~~ as may from time to time be assigned to such Vice President by the President or ~~by~~ the Directors.

The Secretary shall (i) if present at the meeting in question, act as secretary for and keep minutes of all meetings of the Members and all meetings of the Directors; (ii) authenticate records of the Company and attend to giving and serving all notices of the Company as provided by this Agreement or as required by applicable law; (iii) be custodian of the seal, if any, of the Company and of such books, records and papers as the Directors or the Chairman or the President may direct; (iv) sign, along with the Chairman or the President, certificates for Units~~, the issuance of which shall have been duly authorized by the Directors~~; (v) keep a record showing the names of all ~~p~~Persons who are Members, their mailing and e-mail addresses as furnished by each Member, the number of Units held by them and the certificates representing such Units; and (vi) in general, perform all duties incident to the office of Secretary and ~~such other~~ all duties as may from time to time be assigned to the Secretary by the President or ~~by~~ the Directors.

The Chief Financial Officer shall be the chief financial officer of the Company, and shall (i) have custody of and be responsible for all moneys and securities of the Company; (ii) keep full and accurate records and accounts in books belonging to the Company, showing the transactions of the Company, its accounts, liabilities and financial condition and shall endeavor to assure that all expenditures are duly authorized and are evidenced by proper receipts and vouchers; (iii) deposit in the name of the Company in such depository or depositories as are approved by the President or the Company, all moneys that may come into the Chief Financial Officer's hands for the Company's account; (iv) prepare or cause to be prepared such financial statements as are directed by the President or by the Directors; and (v) in general, perform ~~such~~ all duties as may from time to time be assigned to the Chief Financial Officer by the President or ~~by~~ the Directors.

The Treasurer shall perform the duties of the Chief Financial Officer in the absence of the Chief Financial Officer or in the event of the death, inability or refusal to act of the Chief Financial Officer, and, when so acting, shall have all the powers of, and shall be subject to all the restrictions upon, the Chief Financial Officer. The Treasurer shall also perform ~~such~~ all duties as may from time to time be assigned to the Treasurer by the Chief Financial Officer, the President or the Directors.

~~There may also be such number of Assistant Secretaries and Assistant Treasurers as the Directors may from time to time authorize and appoint. The Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary, or by the Chief Financial Officer or the Treasurer, respectively, or by the President or by the Directors.~~ The Directors ~~shall~~ also have the power to appoint any ~~person~~ individual to act as assistant to any ~~other~~ officer, or to perform the duties of any ~~other~~ officer, whenever for any reason it is impracticable for such officer to act personally, and such assistant or acting officer ~~so appointed~~ shall have the power to perform all the duties of the office to which he or she is so appointed to be assistant, or as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Directors.

4.13 Committees.  The Directors may, but are not required to, from time to time establish one or more committees, including an executive committee, an audit committee, a compensation committee and a nominations committee, with each committee to consist of two or more Directors appointed by the Directors.  Any committee shall serve at the will of the Directors. Each committee shall have the powers and duties delegated to it by the Directors. The Directors may appoint one or more Directors as alternative members of any committee who may take the place of any absent member or members of the committee at any meetings of the committee, upon request by the Chairman, the President or the chairperson of the committee. Each committee ~~shall fix its own~~ may establish a charter or other rules governing the conduct of its activities ~~as the Directors may request or approve from time to time~~, but any such charter or rules, and any amendments or other changes thereto from time to time, must be approved by the Directors.

A committee shall ~~not~~in no event, however, have the authority to:  (i) authorize ~~d~~Distributions by the Company; (ii) approve or propose to the Members any action that this Agreement requires be approved by the Members; (iii) fill vacancies in the Directors or on any of the committees ~~of~~ established by the Directors; (iv) amend the ~~Articles~~ Certificate of Organization or this Agreement; (v) authorize or approve the acquisition of any Units by the Company; or (vi) authorize or approve the issuance or sale of, or contract for the sale of, any Units or any debt or other securities of the Company.

4.14 Execution of Documents.  The Directors may authorize any one or more Directors or officers of the Company to negotiate, execute and/or deliver any agreements, documents or instruments of whatever type or nature whatsoever in the name of and on behalf of the Company, and such authority may be general or confined to specific transactions or instances.

4.15 Right of Directors to Information.  On reasonable notice, a Director may inspect and copy during regular business hours, at a reasonable location specified by the Company, any record maintained by the Company regarding the Company's activities, financial condition, and other circumstances, to the extent the information is material to the Director's rights and duties under this Agreement or the Iowa Act.

The Company shall furnish or make available to each Director all of the following:

(a) Without demand, any information concerning the Company's activities, financial condition, and other circumstances which the Company knows and is material to the proper exercise of the Director's rights and duties under this Agreement or the Iowa Act, except to the extent the Company can establish that the Company reasonably believes that the Director already knows the information; and

(b) On demand, any other information concerning the Company's activities, financial condition, and other circumstances, except to the extent the demand or information demanded is unreasonable or otherwise improper under the circumstances.

The duty to furnish information under this paragraph also applies to each Director to the extent the Director knows any of the information described in this paragraph.

4.1~~5~~6 Member Action Required. Notwithstanding anything in this Agreement which may appear to be to the contrary, including Section 4.1, neither the Directors nor any officer of the Company shall take, or cause to be taken, any of the following acts or matters without the vote of the Members taken or otherwise obtained in accordance with Article 6:

(a) the sale, lease, exchange or other transfer or disposition of all or substantially all of the assets of the Company, other than by or pursuant to the granting or entering into of, or the enforcement of any rights or remedies under, any mortgage, deed of trust, pledge, security interest or other form of security or collateral agreement, document, instrument or transaction;

(b) the merger of the Company with or into another Person under the Iowa Act, ~~or~~ the conversion of the Company into another form of entity under the Iowa Act, or the domestication of the Company into a foreign limited liability company;

(c)  the dissolution of the Company;

(d) the amendment or restatement of the ~~Articles~~ Certificate of Organization or this Agreement, except that the Directors may amend the Certificate of Organization and this Agreement without the vote of the Members to change the name, the registered office and/or the registered agent of the Company;

(e) the issuance of any Units to any Director or any officer of the Company in the individual's capacity as a Director or officer;

(f) the issuance of any Units by the Company if, after giving effect to the issuance of the Units, the Company would have more than 45,608 outstanding Units; provided, however, that the Directors may from time to time authorize, approve and effectuate a split of the outstanding Units into a lesser or greater number of Units based upon a uniform multiple (a "Unit Split"), without the vote of the Members, in which event the 45,608 amount (or the then current such amount by reason of any prior Unit Splits) shall also be decreased or increased, as the case may be, by the same multiple that was utilized in the Unit Split;

(g) the issuance of any Units for a consideration or value of less than $500 per Unit; provided, however, that in the event of a Unit Split, the $500 amount (or the then current such amount by reason of any prior Unit Splits) shall be increased or decreased, as the case may be, proportionately in accordance with the multiple that was utilized in the Unit Split;

(h) any act or matter for which the vote of the Members is affirmatively and expressly required by any other Section of this Agreement, including as required by ~~under~~ Sections 4.2, ~~and~~ 4.9, 4.10 and 10.1(b); or

(i) any act or matter, if any, for which the vote of the Members is affirmatively and expressly required by the Iowa Act ~~or other applicable law~~ and the Iowa Act affirmatively and expressly provides that such voting requirement cannot be varied, waived or altered notwithstanding the express intent, desire and agreement of the Members that the only acts and matters upon which the Members have the right to vote, and which must be voted upon or otherwise approved by the Members, are those which are expressly required by subparagraphs (a) through (h) of this Section.

This Section supersedes and overrides any provisions of the Iowa Act that might grant the Members the right to vote on any other acts or matters or that otherwise conflict with, or are inconsistent with, this Section, including Sections 489.401(4)(c), 489.407(3)(d) and (e), 489.1003, 489.1007 and 489.1011 of the Iowa Act.

4.17~~6~~ Directors are Synonymous with Managers.  The Directors are synonymous with, and shall be deemed for all purposes to be the same as, "managers" for purposes of the Iowa Act, ~~and~~ the ~~Articles~~ Certificate of Organization and this Agreement. The Directors may sign any and all agreements, documents or instruments utilizing the title of either "Director" or "Manager". Without limiting the generality of the foregoing, the Directors may be referred to as "directors" or "managers" in any reports or other documents required to be filed by the Company or any Director with any governmental or regulatory authority, including the Securities and Exchange Commission.

ARTICLE 5
RIGHTS AND DUTIES OF MEMBERS

5.1 No Liability. A Member does not guarantee the return of any Member's ~~Capital~~ Contribution or Capital Account, any ~~d~~Distributions to the Members, or a profit for the Members from the operations of the Company. A Member is not personally liable for any of the acts or omissions of the Company, or for any debts, losses, liabilities, duties or obligations of the Company, whether arising in contract, tort or otherwise, except only to the extent of any unpaid ~~Capital~~ Contribution of the Member to the Company.

5.2 Members Have No Exclusive Duty to Company.  Except only as may be provided in another agreement between the Company and the Member in question, a Member may have other business interests and may engage in other activities in addition to those relating to the Company. Neither the Company nor any Member shall have any right~~,~~ by virtue of this Agreement~~,~~ to share or participate in any other interests or activities of any ~~of the~~ Member~~s~~ or to the income, proceeds or other benefits derived therefrom.

5.3 Right of Members to Information.  During regular business hours and at a reasonable location specified by the Company, a Member may obtain from the Company and inspect and copy full information regarding the activities, financial condition, and other circumstances of the Company as is just and reasonable if all of the following apply:

(a) The Member seeks the information for a purpose material to the Member's interest as a member of the Company;

(b) The Member makes a demand in a Record that is received by the Company, describing with reasonable particularity the information sought and the purpose for seeking the information; and

(c) The information sought is directly connected to the Member's purpose.

Within ten days after receiving a demand pursuant to the preceding paragraph, the Company shall in a Record inform the Member that made the demand of all of the following:

(a) The information that the Company will provide in response to the demand, if any, and when and where the Company will provide the information; and

(b) If the Company declines to provide any demanded information, the Company's reasons for declining.

The Company shall, without demand, provide or make available to the Members all information that is known to the Company and that is material to the Members' decision on any Voting Matter (as that term is defined below), except to the extent the Company can establish that the Company reasonably believes that the Member in question or the Members as a whole already know the information. The information shall be provided by such method or methods as are determined by the Directors, the Chairman or the President, which may include providing the information (i) along with the notice of the meeting at which the Voting Matter shall be acted upon; (ii) if the Voting Matter is to be acted upon by written consent or written action, along with such written consent or written action; (iii) at the meeting at which the Voting Matter is acted upon; or (iv) any combination of the foregoing.  For purposes of determining what information is "known" to the Company, the determination shall in all events be limited to the actual knowledge of the Directors and the Chairman, the President and the Chief Financial Officer of the Company, and shall also be further limited as the Directors may otherwise determine to be reasonable under the particular facts and circumstances in question.  The determination of what information is "material" shall in all events be considered based only upon the relevance of the particular information to, and possible effect on, the particular Voting Matter in question and from the perspective of the Company as a whole and a reasonable Person, and not based upon any particular Member or particular facts or circumstances of any Member. The Directors may also consider any other relevant facts and circumstances regarding what information should be provided to the Members with respect to any particular Voting Matter, including any prohibitions, restrictions or conditions imposed under any confidentiality covenants or any applicable law, rule, regulation or order. The term "Voting Matter" means any matter that is required to be submitted to the Members under Section 4.16. This paragraph is intended to limit the Company's obligations under Section 489.410(2)(d) of the Iowa Act to providing information only with respect to Voting Matters.

On 30 days demand made in a Record received by the Company, a Person who was formerly a member of the Company (a "Former Member") may have access to information to which the Former Member was entitled while the Former Member was a member of the Company if the information pertains to the period during which the Former Member was a member of the Company, the Former Member seeks the information in good faith, and the Former Member also satisfies all of the requirements otherwise imposed on a Member pursuant to the first paragraph of, and otherwise by, this Section. Within 20 days after receiving a demand pursuant to this paragraph, the Company shall in a Record inform the Former Member that made the demand of all of the following:

(a)	The information that the Company will provide in response to the demand, if any, and when and where the Company will provide the information; and

(b)	If the Company declines to provide any demanded information, the Company's reasons for declining.

A Member or Former Member may exercise the Member's or Former Member's, as the case may be, rights under this Section through an agent or, in the case of an individual under legal disability, a legal representative.  A deceased Member's or Former Member's personal representative or other legal representative may also exercise the rights of a member or former member, as the case may be, under this Section for purposes of settling the estate of the deceased Member or Former Member.  All restrictions and conditions imposed by or pursuant to this Section apply to any Member, Former Member or any agent or personal or legal representative of any Member or Former Member who is requesting any information pursuant to this Section.

The Company may in all events charge a Member, a Former Member or other permitted Person that makes a demand under this Section the reasonable costs of copying, limited to the costs of labor and material. A Member's and Former Member's rights under this Section shall also be subject to any reasonable restrictions and conditions on access to and use of information as the Company may have in place from time to time or as may be deemed necessary or appropriate by the Directors under the particular facts and circumstances in question, including designating information as confidential and imposing security, nondisclosure, confidentiality and safeguarding procedures and obligations on the Member, Former Member or other recipient of the information.

The Company and the Members agree that all of the terms of this Section, including all of the limitations and restrictions set forth in the third paragraph, the preceding paragraph and otherwise in this Section, are reasonable.

5.~~3~~4 ~~Company Books;~~ Communications With Directors; Advance Notice of Member Proposals for Annual Meetings. Any Member desiring to send any communication to the Directors may do so in writing by either delivering the writing to the Company's principal office or by mailing the writing to that office, in either case, to the attention of the President. The Company will provide a copy of each such writing to each Director.

In order for any proposal or other business to be properly brought before the annual meeting of the Members by a Member outside of the processes of Rule 14a-8 of the regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (i) the Member must have given timely written notice (a "Member Proposal Notice") of the proposal or other business (the "Member Proposal") to the Secretary of the Company, and also timely provide the Company with all other information as may be requested by the Company regarding the Member Proposal, including all such information as may be necessary or appropriate in order for the Company to confirm that the Member meets the Eligibility Condition (as that term is defined below) or to comply with all applicable laws, rules and regulations, including the Exchange Act and the rules and regulations promulgated pursuant to the Exchange Act, (ii) the Member Proposal must contain all of the information set forth below, and (iii) the Member in question must have continuously held Units for at least one year by the date on which the Company receives the Member Proposal Notice and the Member must continue to hold Units through the date of the annual meeting in question (the "Eligibility Condition"), and the Member Proposal

Notice must include a written statement that the Member intends to continue to hold Units through the date of the annual meeting in question.  No Member may submit more than one Member Proposal for any annual meeting of the Members.  In order for a Member Proposal Notice to be timely given by the Member, the Member Proposal Notice must be received at the principal office of the Company not less than 120 calendar days before the date on which the Company mailed or otherwise released to the Members the proxy statement for the previous year’s annual meeting of the Members; provided, however, that if the Company did not hold an annual meeting of the Members in the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's annual meeting, a Member Proposal Notice will be considered timely given by the Member if the Member Proposal Notice is received at the principal office of the Company not later than the close of business on the date which is the later of (i) 120 calendar days before the date of the current year's annual meeting, or (ii) 10 calendar days after the date on which public announcement of the date of the current year's annual meeting is first made by the Company, which may include setting forth such date in any filings made by the Company pursuant to the Exchange Act. A Member Proposal Notice shall, at a minimum, set forth as to each Member Proposal:  (i) a description of the Member Proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address, as they appear in the Company’s books, of the Member proposing the Member Proposal; (iii) the number of Units which are beneficially owned by such Member, the period of time the Member has beneficially owned those Units, and a statement that the Member intends to continue to hold Units through the date of the annual meeting; (iv) any material interest of the Member in the Member Proposal; and (v) all other information that would be required to be provided by the Member pursuant to Regulation 14A under the Exchange Act if the Member Proposal in question was being submitted pursuant to Rule 14a-8 under the Exchange Act. The Company does not have any obligation to include any Member Proposal in the proxy statement, proxy or ballot or other proxy materials of the Company, and, notwithstanding anything in the foregoing which may appear to be to the contrary, in order to include information with respect to a Member proposal in the Company's proxy statement and form of proxy for an annual meeting of the Members pursuant to Rule 14a-8 under the Exchange Act, a Member must provide notice as required by, and otherwise fully comply with, Rule 14a-8 and the other regulations promulgated under the Exchange Act. The chairperson of the annual meeting of the Members shall, if the facts warrant, determine and declare at the meeting that a Member Proposal or other business was not properly brought before the meeting in accordance with the provisions of this paragraph, and if the chairperson shall so determine, the chairperson shall declare at the meeting that any such proposal or business not properly brought before the meeting shall not be transacted or otherwise presented to the Members.

~~The Company shall keep the following documents at the principal office of the Company: (i) a current list of the full name and last known business address of each Member and Director; (ii) a copy of the Articles of Organization and all articles of amendment thereto; (iii) copies of the Company's federal, state and local income tax returns and reports, if any, for the three most recent years; (iv) a copy of this Agreement and all amendments hereto; (v) copies of any financial statements of the Company for the three most recent years; and (vi) such other documents as may from time to time be required by the Iowa Act or other applicable law.~~

~~Subject to the following, each Member has the right, for any purpose reasonably related to the Member's interest as a member of the Company, and upon reasonable request and during ordinary business hours, to (i) inspect and copy the Company documents referenced in the preceding paragraph at the Member's expense, and (ii) obtain from any Director or Directors from time to time upon reasonable demand (1) true and full information regarding the state of the business and financial condition of the Company; (2) promptly after they become available, a copy of the Company's federal, state and local income tax returns for each year; and (3) other information regarding the affairs of the Company as is just and reasonable. A Member's rights under this paragraph shall, however, also be subject to the Member's compliance with any safety, security and/or confidentiality guidelines or procedures of the Company.~~

~~Any Member desiring to send any communication to the Directors may do so in writing by either delivering the writing to the Company's principal office or by mailing the writing to that office, in either case, to the attention of the President. The Company will provide a copy of each such writing to each Director.~~

~~5.4 Priority and Return of Capital.No Member shall have priority over any other Member as to the return of Capital Contributions or Capital Accounts or as to Net Profits, Net Losses or distributions. This Section shall not, however, apply to loans (as distinguished from Capital Contributions) which a Member has made to the Company.~~

5.5 ~~Withdrawal of a Member. A Member may not and does not have the power or right to resign or withdraw from the Company prior to the dissolution and winding up of the Company.~~No Dissociation or Withdrawal of a Member. A Member may not and does not have the power or right to dissociate as a member of the Company or to otherwise resign or withdraw from the Company prior to the dissolution and winding up of the Company, for whatever reason, except only as may be otherwise expressly provided in, and pursuant to the procedures set forth in, Article 9.  Without limiting the foregoing, the Company and the Members acknowledge and agree that no Member has the power or right to dissociate or withdraw as a member of the Company by express will under Section 489.601 of the Iowa Act or in any of the circumstances described in Section 489.604 of the Iowa Act.

No Member shall be dissociated as a member of the Company or otherwise cease to be a Member because of the occurrence of any act or circumstance other than the Assignment of all of the Member's Units in compliance with Article 9, including because of the occurrence of any of the acts or circumstances specified in Section 489.602 or Section 489.604 of the Iowa Act, and the Company and the Members waive the applicability of Sections 489.602 and 489.604 of the Iowa Act to the Company and the Members.

~~No Member shall cease to be a member of the Company because of the occurrence of any act or circumstance other than the sale, assignment or other transfer of all of the Member's Units, including because of the occurrence of any of the acts or circumstances specified in Section 490A.712, subparagraphs 3 through 9, of the Iowa Act.~~

5.6 Member Authority Limited. ~~No~~ A Member~~, in the capacity as a member of the Company,~~ is not an agent of the Company for the purpose of the Company's business, ~~or~~ affairs or otherwise by reason of being a Member, and unless otherwise affirmatively and expressly authorized in writing by the Directors or by a properly authorized officer of the Company~~.~~, ~~N~~no Member has any right, power or authority to, and shall not, enter into any agreement~~s~~, document~~s~~, instrument~~s~~ or transaction~~s~~ of whatever type or nature for or on behalf of the Company, or otherwise obligate or bind the Company ~~with respect to any transaction or matter whatsoever~~in any way or render the Company liable for any purpose.

No Member may delegate to any Person the Member's rights and powers to manage and control the business and affairs of the Company, except only with respect to the giving of a proxy as provided in Section 6.9 and the election of the Directors as provided in this Agreement.

5.7 Limitation on Ownership of Units. Notwithstanding any term or condition of this Agreement which may appear to be to the contrary, no Member shall, directly or indirectly, own, hold or control more than forty-nine percent (49%) of the outstanding Units at any time, unless the Member exceeds that percentage by reason of the Company redeeming or purchasing Units, but in that case, the Member shall not increase the number of Units owned, held or controlled by the Member.

For purposes of this Section, the term "control" means the right or ability to vote or direct the vote of any Units, whether pursuant to a proxy, voting agreement, voting trust, or otherwise.

For purposes of this Section, a Member shall be deemed to indirectly own, hold or control any and all Units which are owned or held by the Member's spouse or any of the Member's parents or minor children (including by adoption) (collectively, the "Relatives"), and by any entity of which any one or more of the Member or any Relative or Relatives owns or holds at least ten percent (10%) of the outstanding voting securities or equity of such entity.

The Company shall not be required to recognize or honor the ownership, holding or control of any Units which are owned, held or controlled in violation of this Section.  Each Member shall provide the Company with all such information and documentation as is requested by the Company from time to time in order to determine whether the Member is in compliance with this Section, and each Member shall otherwise promptly and fully cooperate with the Company in this regard.

Notwithstanding the foregoing, this Section shall not be applicable to, and shall not otherwise limit or restrict, the solicitation and receipt of proxies, ~~or~~ ballots or written consents or written actions by the Company or by any Director in the capacity as a Director.

ARTICLE 6
MEETINGS OF MEMBERS; MANNER OF ACTING OF MEMBERS

6.1 Annual and Special Meetings of the Members. An annual meeting of the Members for the election of Directors and for the transaction of such other business as may properly come before the meeting shall be held at such place, at such time and on such day in

January, February, March or April of each year as the Directors shall each year fix, or at such other place, time or date as the Directors may fix and determine from time to time.

Special meetings of the Members, for any purpose or purposes, may be called by the Directors or by the Chairman or the President, and shall be called by or at the direction of the Directors or the Chairman or the President upon the written request of any Member or Members holding at least thirty percent (30%) of the outstanding Units.

No matter shall be presented to the Members at any annual or special meeting of the Members which has not been properly brought before the meeting in accordance with this Agreement and applicable laws, rules and regulations.

6.2 Place of Meetings. The Directors, the Chairman or the President may designate any place, either within or outside the State of Iowa, as the place of meeting for the annual meeting or any special meeting of the Members. If no designation is made by the Directors or by the Chairman or the President, the place of meeting shall be the principal office of the Company in the State of Iowa.

6.3 Notice of Meetings or of Action to be Taken Only by Ballot.  Except as provided in Sections 6.4, 6.10 and 6.12, written notice stating the place, day and hour of all meetings of the Members and the purpose or purposes for which the meeting is called, shall be given to each Member not less than five nor more than sixty days before the date of the meeting, by or at the direction of the Directors, the Chairman or the President. The notice shall be given as provided in Section 13~~2~~.1.

If the Directors determine that any matter or matters to be presented to the vote of the Members shall be done and taken only by a written ballot, without holding a meeting of the Members, notice of the matter or matters, along with the ballot, shall be given to the Members not less than five nor more than ninety days before the last date on which the Company will accept such ballot. The notice shall be given as provided in Section 13~~2~~.1.

6.4 Meeting of all Members. If all of the Members shall meet at any time and place, either within or outside of the State of Iowa, and consent to the holding of a meeting at such time and place, such meeting shall be valid without call or notice, and at such meeting lawful action may be taken.

6.5 Record Date. The record date for the purpose of determining the Members entitled to notice of or to vote at any meeting of the Members shall be the date on which notice of the meeting is given to the Members, or if no notice is required to be given of such meeting, the date of the meeting. A determination of the Members entitled to notice of or to vote at any meeting of the Members which has been made as provided in this Section shall also apply to any adjournment of the meeting in question. If the Directors determine that any matter or matters to be presented to the vote of the Members shall be done and taken only by a written ballot, without holding a meeting of the Members, the record date for the purpose of determining the Members entitled to notice of such matter or matters and to vote by ballot on such matter or matters shall be the date such notice and ballot are given to the Members.

6.6 Voting Rights of Members.  The Members shall have one vote for each Unit held by them, and the Members shall be entitled to vote on ~~any and all~~ the acts, matters, decisions, questions or other determinations on which the vote of the Members is expressly and affirmatively required by Section 4.16~~this Agreement~~.  A Member abstaining on any vote or withholding the Member's vote shall be counted present for quorum purposes, but the Units of the Member will not be counted as votes cast for or against the act, matter, decision, question or other determination in question.

This Section is intended to supersede and override, without limitation, Sections 489.401(4)(c), 489.407(3)(d) and (e), 489.1003, 489.1007 and 489.1011 of the Iowa Act.

6.7 Quorum. The Members holding at least twenty-five percent (25%) of the outstanding Units, represented in person or by proxy or written ballot pursuant to Section 6.9, shall constitute a quorum at any meeting of the Members.  In the absence of a quorum at a meeting of the Members, the Members holding at least a majority of the outstanding Units represented at the meeting may adjourn the meeting from time to time without further notice. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Units constituting at least twenty-five percent (25%) of the outstanding Units and which are represented by written ballots which have been timely and properly returned by the Members shall constitute a quorum of the Members for any matter or matters which are presented to the Members only by a written ballot, without a meeting of the Members.

6.8 Manner of Acting.  Except only as provided in Section 11.1(a) and in the following paragraph in this Section, the vote of the Members holding at least a majority of the outstanding Units represented at a meeting at which a quorum of the Members is present shall be the act of the Members with respect to all votes, acts, matters, decisions, questions or other determinations whatsoever to be taken or made by the Members under the ~~Articles~~ Certificate of Organization, this Agreement, the Iowa Act (including ~~under~~ Sections 489.1003, 489.1007 and 489.1011 ~~490A.1203~~ of the Iowa Act) or other applicable law, or otherwise, including with respect to the acts and matters specified in Section 4.16~~5~~, the establishment of the number of Directors pursuant to Section 4.2, the removal of a Director under Section 4.9, and the amendment or restatement of this Agreement or the ~~Articles~~ Certificate of Organization. Except only as provided in the following paragraph in this Section, if a quorum of the Members has been obtained through the written ballots returned by the Members, the vote of at least a majority of the outstanding Units which are represented by the written ballots which have been timely and properly returned by the Members shall be the act of the Members with respect to all votes, acts, matters, decisions, questions or other determinations whatsoever which are presented to the Members only by written ballot, including with respect to all of the matters listed in the preceding sentence.  The Company and the Members hereby acknowledge and agree for purposes of Section 489.1014 of the Iowa Act that this Agreement provides for approval of a merger, conversion, or domestication with the consent of fewer than all of the Members, and the Members hereby affirmatively and expressly consent to such fact and this sentence.

The Directors shall be elected by a plurality of the votes cast by the Units at a meeting of the Members at which a quorum is present, or, if the vote on the election of the Directors was taken only by a written ballot, by a plurality of the votes cast by the Units represented by the written ballots and for which at least a quorum of the Units was represented by such written ballots. This paragraph applies to the election of Directors by the Members under both Section 4.2 and Section 4.10.

At all meetings of the Members, the Chairman, or in the absence of the Chairman, the Vice Chairman, or in the absence of the Vice Chairman, the individual designated by the vote of the Members holding at least a majority of the outstanding Units represented at the meeting in question, shall preside over and act as chairperson of the meeting.  At all meetings of the Members, the Secretary, or in the absence of the Secretary, the individual designated by the chairperson of the meeting in question, shall act as secretary for the meeting.

The business at all meetings of the Members shall be transacted in such order and with such procedures as the chairperson may from time to time determine.

The Directors ~~Members~~ may adopt rules and regulations for the conduct of the meetings of the Members, so long as such rules and regulations are not inconsistent with the ~~Articles~~ Certificate of Organization, this Agreement, the Iowa Act or other applicable law.

This Section supersedes and overrides any provisions of the Iowa Act which might establish different approval percentages for the Members or that otherwise conflict with, or are inconsistent with, this Section, including Sections 489.401(4)(c), 489.407(3)(d) and (e), 489.1003, 489.1007 and 489.1011 of the Iowa Act.

6.9 Proxies; Voting by Ballots.  At all meetings of the Members, a Member may vote in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact of the Member. Any such proxy must be filed with the Company before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise expressly provided in the proxy.

The Directors may determine that the vote on any one or more matters to be voted on by the Members may be taken only by a written ballot, without a meeting of the Members, or may include the use of a written ballot as part of or in connection with a meeting of the Members. The Directors may establish the form of written ballot and all such methods, processes and procedures for the use of written ballots as the Directors determine to be appropriate from time to time, including for the return and delivery of written ballots to the Company, the opening and tabulation of the results of the voting on matters voted upon by written ballot, the revocation of a written ballot by a Member, and the period of time during which the Company will accept the return of written ballots or will allow the revocation of a written ballot.

A Member who is not present in person at a Member meeting but who has returned a written ballot with respect to any matter which is presented to the Members at such meeting shall be counted present for purposes of determining whether a quorum is present to act on the matter, but shall not be counted present for purposes of determining the presence of a quorum to transact any other business at the Member meeting in question.

If a written ballot is properly completed and timely returned, the Units represented by the written ballot will be voted in accordance with the specifications provided in the written ballot.

No proposals may be made by any Member or any Director from the floor at any meeting of the Members with respect to any matter which was presented to the Members by written ballot pursuant to this Section, including to table any such matter.

The use of a written ballot for any matter to be voted upon by the Members shall not be deemed to be or constitute a solicitation of votes on behalf of the Directors or to otherwise be a solicitation of votes or of a proxy on behalf of any Person.

6.10 Action Without a Meeting; Telephonic Meetings. Any action required or permitted to be taken at a meeting of the Members (whether an annual or special meeting) may be taken without a meeting and without notice if (i) the action is taken by the Members holding at least seventy-five percent (75%) of the outstanding Units, and (ii) one or more written consents or written actions describing the action taken are signed by such Members. Any such written consent or written action shall be effective when the last such Member signs the written consent or written action, unless the written consent or written action specifies a different effective date. The record date for determining the Members entitled to take action without a meeting shall be the date the first Member signs the written consent or written action in question. Any such written consent or written action shall be placed in the minute book of the Company or otherwise retained in the records of the Company.  The Company shall ~~forward prompt~~ give notice of the taking of action without a meeting by the Members by less than unanimous consent of the Members to each Member who did not sign the written consent or written action in question, and which notice may be effectuated by giving a copy of such written consent or written action to each Member who did not sign the written consent or written action.  Any written consent or written action of the Members may be executed in counterparts, and may be given and received by the Company and any or all of the Members by any form of electronic transmission as provided in Section 13~~2~~.1.

Any meeting of ~~T~~the Members may ~~hold any meeting~~be held by, and any Member may participate in any meeting by, ~~by~~ any means of communication, including telephone or video conference call or other telecommunications equipment or methods, by means of which all of the Members participating in the meeting can simultaneously hear each other during the meeting. A Member participating in a meeting by any such means or methods is deemed to be in attendance at and present in person at the meeting.

6.11 Member Representative. Any Member that is not an individual may, by giving written notice to the Company, designate and appoint one or more individuals to act as the representative of the Member for all purposes related to the Company, including for purposes of participation of the Member in all meetings of the Members, the voting of the Units of the Member, the execution of any written consent or written action evidencing action of the Members taken without a meeting, and the giving of a proxy by the Member. A Member may change the identity of any of the Member's representatives at any time and from time to time, but shall provide written notice thereof to the Chairman, the President or the Secretary, with any such notice to only be effective upon receipt by the Chairman, the President or the Secretary. Any action taken by any individual who has been designated by a Member pursuant to this Section shall be binding upon such Member and may be relied upon, and acted on, by the Company, the Directors and all of the Members, without inquiry to, or confirmation from, such Member or any other individual who has been designated by the Member pursuant to this Section.

6.12 Waiver of Notice. A Member may waive any notice required by the Iowa Act ~~or applicable law~~ or this Agreement if the waiver is in writing and is signed by the Member, and whether before or after the date and time stated in such notice.  A waiver of notice shall be equivalent to notice in due time as required by the Iowa Act ~~or applicable law~~ or this Agreement.

The attendance of a Member (in person or by proxy or written ballot pursuant to Section 6.9) at, or participation in, a meeting shall constitute a waiver of notice of such meeting and of objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the Member, at the beginning of the meeting or promptly upon arrival, objects to holding the meeting or transacting business at the meeting and does not thereafter vote for or assent to action taken at the meeting.

ARTICLE 7
CONTRIBUTIONS TO THE COMPANY, UNITS AND CAPITAL ACCOUNTS

7.1 Units; Issuance of Units. Each Member's ~~Capital~~ Contribution shall be represented by Units, but the Directors may determine to issue Units to a Person without the Person making a ~~Capital~~ Contribution, or being obligated to make a ~~Capital~~ Contribution, to the Company.

An unlimited number of Units are ~~hereby~~ authorized.

The number of Units to be issued to any Additional Member and any ~~Capital~~ Contribution for such Units shall be determined by the Directors as provided in Section 9.4, subject only to Sections 4.16~~5~~(e), 4.16~~5~~(f) and 4.16~~5~~(g).

The Directors shall also determine the number of Units, if any, which shall be issued from time to time to any existing Member and any ~~Capital~~ Contribution for any such Units, subject only to Sections 4.1~~5~~6(e), 4.1~~5~~6(f) and 4.1~~5~~6(g).

No subsequent ~~Capital~~ Contributions may be required of any Member unless otherwise expressly agreed ~~to~~ at the time of, or as imposed as a condition to, the issuance of Units to the Member in question.

No Member shall have any preemptive, preferential or other right to acquire any Units as the Directors may from time to time determine to issue to any Person.

7.2 Liability for Contributions. Unless otherwise expressly agreed by the Company at the time of the acceptance of a Member's offer or subscription to purchase Units or as may be otherwise expressly agreed by the Company at any time thereafter, a Member's obligation to make a Contribution to the Company is not excused by the Member's death, disability, or other inability to perform personally, and if a Member does not make a required Contribution, the Member or the Member's estate shall be obligated, at the option of the Company, to contribute money equal to the value of the part of the Contribution which has not been made.

The Company shall also have the authority to enter into an agreement with any Member that includes specified penalties for, or specified consequences of, the failure of the Member to make a required Contribution to the Company.  The penalties or consequences may include reducing or eliminating the defaulting Member's proportionate interest in the Company, subordinating the Member's Units and related interest to those of the other Members, a forced sale of the Member's Units, forfeiture of the Member's Units, the lending by other Members of the amount necessary to meet the Member's commitment, a fixing of the value of the Member's Units by appraisal or by formula, and the redemption or sale of the Member's Units at such value.

This Section is not intended to, and does not, limit any of the rights and remedies which are available to the Company under this Agreement or at law, in equity, or otherwise, by reason of a Member's failure to timely and fully make a required Contribution to the Company.

7.~~2~~3 Capital Accounts.

(a) A separate Capital Account will be maintained for each Member. Each Member's Capital Account will be increased by (i) the amount of money contributed by such Member to the Company; (ii) the Gross Asset Value (as defined in Section 7.~~4~~6) of property contributed by such Member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Section 752 of the Code); and (iii) the amount of Net Profits allocated to such Member. Each Member's Capital Account will be decreased by (i) the amount of money distributed to such Member by the Company; (ii) the Gross Asset Value of property distributed to such Member by the Company (net of liabilities secured by such distributed property that such Member is considered to assume or take subject to under Section 752 of the Code); (iii) the amount of Net Losses allocated to such Member; and (iv) the Member's share of expenditures described in Section 705(a)(2)(B) of the Code, unless such expenditures have already been deducted in determining Net Profits or Net Losses, as the case may be.

(b) In the event of a permitted ~~sale or exchange~~ Assignment of a Unit, the Capital Account of the ~~transferor~~ assignor shall become the Capital Account of the ~~transferee~~ assignee to the extent the Capital Account ~~it~~ relates to the ~~transferred~~ Unit which has been Assigned, but subject to Section 9.5.

(c) The manner in which Capital Accounts are to be maintained pursuant to this Section is intended, and shall be construed, so as to comply with the requirements of

Section 704(b) of the Code and the Treasury Regulations promulgated thereunder, and in the event there exists any inconsistency, the Code and said Treasury Regulations shall control.

(d) Upon liquidation of the Company, ~~d~~Distributions will be made to the Members in accordance with Section 10.2.

7.4 No Priority on Return of Capital.  No Member shall have priority over any other Member as to the return of Contributions or Capital Accounts or as to Net Profits, Net Losses or Distributions. This Section shall not, however, apply to loans (as distinguished from Contributions) which a Member has made to the Company.

7.~~3~~5 No Demand of Member Capital. A Member shall not be entitled to demand or receive from the Company the return of the Member's ~~Capital~~ Contribution or Capital Account, or the liquidation of the Member's Units, until the Company is dissolved in accordance with this Agreement.

7.~~4~~6 Gross Asset Value. The term "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

(a) The initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as determined by the Directors.

(b) The Gross Asset Values of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Directors, as of the following times or such other times as permitted by the Treasury Regulations:  (i) the acquisition of a Unit or Units by any Additional Member or any existing Member in exchange for more than a de minimis ~~Capital~~ Contribution; (ii) the distribution by the Company to a Member of more than a de minimis amount of property as consideration for a Unit; and (iii) the liquidation of the Company within the meaning of Section 1.704-1(b)(2)(ii)(g) of the Treasury Regulations; provided, however, that adjustments pursuant to the preceding clauses (i) and (ii) shall be made only if the Directors determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members.

(c) The Gross Asset Value of any Company asset distributed to any Member shall be adjusted to equal the gross fair market value of such asset on the date of ~~d~~Distribution, as determined by the Directors.

(d) The Gross Asset Values of Company assets shall be increased or decreased, as the case may be, to reflect any adjustments to the adjusted basis of such assets pursuant to Section 734(b) or Section 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations; provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (d) to the extent that the

Directors determine that an adjustment pursuant to subparagraph (b) immediately above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (d).

(e) Notwithstanding anything in this Agreement which may appear to be to the contrary, if the Gross Asset Value of any asset differs from its adjusted tax basis for federal income tax purposes at the beginning of any Fiscal Year, then the depreciation for such asset shall, for purposes of determining each Member's Capital Account, be determined in accordance with its Gross Asset Value and not its adjusted tax basis, and the Gross Asset Value of such asset shall be adjusted to account for such depreciation.

7.~~5~~7 Units May Be Referred to as Stock, Shares or Securities. The Units may be referred to as "stock", "shares", "securities" or other terms in any reports or other documents required to be filed by the Company or any Member with any governmental or regulatory authority, including the Securities and Exchange Commission, if required by, or as may be necessary or appropriate in order to be consistent with, any such report or document or any applicable law, rule or regulation.

7.8 Fractional Units.  The Company may issue fractional Units, rounded to the extent as determined by the Directors, to reflect the Contribution in question. If a Member holds a fractional Unit, such Member shall have a vote with respect thereto (if the right to vote with respect to the matter in question is otherwise provided for in this Agreement) equal to the amount of such fraction.

ARTICLE 8
ALLOCATIONS AND INCOME TAX; DISTRIBUTIONS

8.1 Allocations of Profits and Losses from Operations.

(a) Except as may be otherwise required by Section 704(c) of the Code, the Net Losses and the Net Profits of the Company for each Fiscal Year shall be allocated among the Members pro rata, based upon the respective number of Units held by the Members. Any credit available for income tax purposes shall also be allocated among the Members ~~in like fashion~~pro rata, based upon the respective number of Units held by the Members.

(b) Notwithstanding subparagraph (a) immediately above, no loss shall be allocated to a Member if such allocation would cause such Member's Adjusted Capital Account to become negative or to increase the negative balance thereof.

(c)(1) In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6) of the Treasury Regulations, items of Company income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the deficit balance of the Adjusted Capital Account of such Member as quickly as possible, provided that an allocation pursuant to this subparagraph (c)(1) shall only be made if and to the extent such Member would have a deficit balance in the Member's Adjusted Capital Account after all other allocations provided for in this Section 8.1 have been made as if this subparagraph (c)(1) were not in this Agreement.

(2) In the event any Member has a deficit Capital Account at the end of any Fiscal Year which is in excess of the sum of (i) the amount such Member is obligated to restore pursuant to any provision of this Agreement, if any, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of subparagraphs 1.704-2(g)(1) and 1.704-2(i)(5) of the Treasury Regulations, each such Member shall be specially allocated items of Company income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this subparagraph (c)(2) shall be made only if and to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 8.1 have been made as if subparagraph (c)(1) immediately above and this subparagraph (c)(2) were not in this Agreement.

(d)(1) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, and notwithstanding any other provision of this Section 8.1, if there is a net decrease in partnership minimum gain during any Fiscal Year, each Member shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in partnership minimum gain, determined in accordance with Section 1.704-2(g) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto.  The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This subparagraph (d)(1) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

(2) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, and notwithstanding any other provision of this Section 8.1, if there is a net decrease in partner nonrecourse debt minimum gain attributable to a partner nonrecourse debt during any Fiscal Year, each Member who has a share of the partner nonrecourse debt minimum gain attributable to such partner nonrecourse debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Company income and gain for such Fiscal Year (and, if necessary, subsequent Fiscal Years) in an amount equal to such Member's share of the net decrease in partner nonrecourse debt minimum gain attributable to such partner nonrecourse debt, determined in accordance with Section 1.704-2(i)(4) of the Treasury Regulations. Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Member pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations.  This subparagraph (d)(2) is intended to comply with the minimum gain chargeback requirement in Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

(3) Nonrecourse deductions for any Fiscal Year shall be specially allocated among the Members pro rata, based upon the respective number of Units held by the Members.

(4) Any partner nonrecourse deductions for any Fiscal Year shall be specially allocated to the Member who bears the economic risk of loss with respect to the partner nonrecourse debt to which such partner nonrecourse deductions are attributable in accordance with Section 1.704-2(i)(1) of the Treasury Regulations.

(e) To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) or Section 743(b) of the Code is required, pursuant to Section 1.704-1(b)(2)(iv)(m) of the Treasury Regulations, to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the ~~such~~ basis of the asset) and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Treasury Regulations.

(f) Notwithstanding any other provision of this Agreement, the Regulatory Allocations shall be taken into account in allocating items of income, gain, loss and deduction among the Members so that, to the extent possible, the net amount of such allocations of other items and the Regulatory Allocations to each Member shall be equal to the net amount that would have been allocated to each such Member if the Regulatory Allocations had not occurred.  For purposes of applying the foregoing sentence, allocations pursuant to this subparagraph (f) shall only be made with respect to allocations pursuant to subparagraph (e) immediately above to the extent the Directors determine that such allocations will otherwise be inconsistent with the economic agreement among the Company and the Members as set out in this Agreement.

(g) The Directors shall have discretion, with respect to each Fiscal Year, to (i) apply the provisions of subparagraph (f) immediately above in whatever order is likely to minimize the economic distortions that might otherwise result from the Regulatory Allocations, and (ii) divide all allocations pursuant to subparagraph (f) immediately above among the Members in a manner that is likely to minimize such economic distortions.

8.2 Distributions. All ~~d~~Distributions of cash or other property to the Members shall be made to the Members pro rata, based upon the respective number of Units held by the Members, except for (i) Distributions to the Members upon the dissolution and winding up of the Company, which Distributions are governed by Section 10.2, and (ii) Distributions to a Member pursuant to the Company's purchase or redemption of any of the Units of such Member.  All such ~~d~~Distributions shall only be made in such amounts and at such times as are determined by the Directors from time to time, but subject to Section 8.3. Without limiting the generality of the foregoing,  the Directors have the authority to make the determination of whether any ~~d~~Distribution ~~which~~ that is declared by the Directors shall be made in the form of cash, debt, property or otherwise.

The record date for the determination of the Members entitled to receive a ~~d~~Distribution shall be the date determined by the Directors, but in the absence of the Directors specifying a record date for a ~~d~~Distribution, the date on which the resolution declaring the ~~d~~Distribution to the Members is adopted by the Directors shall be the record date for such ~~d~~Distribution.

All amounts withheld pursuant to the Code or any provisions of foreign, federal, state or local tax law with respect to any payment or ~~d~~Distribution to any Member ~~or Members~~ from the Company shall be treated as amounts distributed to the relevant Member ~~or Members~~ pursuant to this Section.

Unless otherwise expressly provided by the Directors in connection with the declaration of a Distribution under this Section, (i) if a Member becomes entitled to a Distribution under this Section, the Member has the status of, and is entitled to all remedies available to, a creditor of the Company with respect to the Distribution; and (ii) the Company's indebtedness to a Member incurred by reason of a Distribution under this Section is at parity with the Company's indebtedness to the Company's general, unsecured creditors.

As provided above, ~~T~~this Section is not applicable to ~~d~~Distributions payable to the Members upon the dissolution and winding up of the Company, which distributions are governed by Section 10.2.

8.3 Limitation Upon Distributions.  A ~~d~~Distribution shall not be made to any Member pursuant to Section 8.2 if~~,~~ after ~~giving it effect, either~~ the Distribution any of the following ~~would result~~applies:  (i) the Company would not be able to pay its debts as they bec~~a~~ome due in the ~~usual~~ ordinary course of ~~business~~the Company's activities, or (ii) the Company's total assets would be less than the sum of its total liabilities~~,~~ plus the amount that would be needed, if any, if the Company were to be dissolved, wound up and terminated at the time of the ~~d~~Distribution, to satisfy the preferential rights upon dissolution, winding up and termination of any Members, if any, whose preferential rights are superior to the rights of the Members receiving the ~~d~~Distribution.  A Distribution for purposes of this paragraph shall not include, without limitation, amounts constituting reasonable compensation for present or past services or reasonable payments made in the ordinary course of business under a bona fide retirement plan or other benefits program.

The effect of a Distribution for purposes of the preceding paragraph shall be measured and determined as of the applicable date or time specified in the Iowa Act, or if no such date or time is specified in the Iowa Act for the Distribution in question, as of the date the Distribution is declared. The Directors may base a determination that a ~~d~~Distribution is not prohibited under this Section on any financial statements prepared on the basis of accounting practices and principles that are reasonable in the circumstances or on a fair valuation or other ~~documents or~~

~~any other~~ valuations or methods permitted by the Iowa Act or which are otherwise reasonable under the circumstances.

8.4 Liability for Improper Distributions. A Director who consents to a Distribution that was made in violation of Section 8.3, and in consenting to such Distribution fails to comply with Section 11.1, shall only have liability to the Company for the amount of such Distribution that exceeds the amount that could have been distributed without the violation of Section 8.3, and only if, and then only to the extent as is, expressly and affirmatively required by the Iowa Act. A Member that receives a Distribution with actual knowledge that the Distribution to the Member was made in violation of Section 8.3 shall only be liable to the Company for the amount of such Distribution which exceeded the amount that could have been properly paid under Section 8.3, and only if, and then only to the extent as is, expressly and affirmatively required by the Iowa Act.

8.~~4~~5 No Interest on ~~Capital~~ Contributions. No Member shall be entitled to interest on the Member's ~~Capital~~ Contribution.

8.~~5~~6 Loans to or Other Business With the Company. Nothing in this Agreement shall prevent any Member from making secured or unsecured loans to the Company or transacting any other business with the Company.

8.~~6~~7 Returns and Other Elections. The Directors shall cause the preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business.

All elections required or permitted to be made by the Company under federal, state or foreign tax or other laws shall be made by the Directors, including the following:

(a) to the extent permitted by applicable law and regulations, to elect to use an accelerated depreciation method on any depreciable unit of the assets of the Company; and

(b) in the event of ~~a transfer~~ an Assignment of all or part of any of the Units of any Member, to elect, pursuant to Sections 734, 743 and 754 of the Code, to adjust the basis of the assets of the Company.

8.~~7~~8 Tax Matters Partner. The Directors may designate the Tax Matters Partner of the Company for purposes of Chapter 63 of the Code and the Treasury Regulations thereunder. The Tax Matters Partner may be changed at any time and from time to time by the Directors.

ARTICLE 9
~~TRANSFERABILITY~~ ASSIGNMENT OF UNITS; SUBSTITUTE MEMBERS;
ADDITIONAL MEMBERS

9.1 Assignment of Units. A Member may not ~~sell, transfer, a~~Assign (as that term is defined below) ~~or otherwise dispose of or convey~~ any or all of the Member's Units, ~~in whole or in part and whether voluntarily or involuntarily (including under or pursuant to any pledge or other collateral or security agreement) or by operation or any act or process of law or equity, or otherwise, or pledge, hypothecate, grant a security interest, lien, or other encumbrance in or against any or all of the Member's Units (with each and all of the foregoing generally and collectively referred to in this Article as an "assignment"),~~ except in compliance with this Agreement and also only with the prior written approval of the Directors and in compliance and accordance with all such other policies and procedures as may be adopted from time to time by the Directors.  The Directors may adopt and implement such policies and procedures (collectively, and as amended from time to time, the "Unit Assignment Policy") for any reasonable purpose, as determined by the Directors.  A reasonable purpose shall in all events include prohibiting, restricting, limiting, delaying or placing conditions on any ~~a~~Assignment of any Units which, alone or together with any previous ~~a~~Assignments or other ~~a~~Assignments that are known or intended or that may reasonably be anticipated, would or might reasonably be determined to (i) violate or cause the Company to violate or to otherwise be in noncompliance with any applicable law, rule, regulation or order, including any foreign, federal, state or local securities law, rule, regulation or order; (ii) cause the Company to be taxed as a corporation for tax purposes, including by reason of Section 7704 of the Code; (iii) result in the termination of the Company or the Company's tax year for tax purposes, including under Section 708 of the Code, or cause the application to the Company of Sections 168(g)(1)(B) or 168(h) of the Code or similar or analogous rules; (iv) violate any term or condition of this Agreement, including Section 5.7; (v) violate or cause the Company to violate or to otherwise be in noncompliance with any law, rule, regulation or order applicable to the Company's selection or use of its then current ~~f~~Fiscal ~~y~~Year, including under Section 444 of the Code; (vi) require the Company to become licensed, registered or regulated as an investment company, a broker-dealer or any other form of regulated entity under any applicable foreign, federal, state or local law, rule, regulation or order; or (vii) create or result in any fractional Units. The Company shall make a copy of the then current Unit Assignment Policy available to each Member upon the Member's reasonable request from time to time.

An ~~a~~Assignment of a Unit does not entitle the assignee to vote the Units or to otherwise participate in the management of the Company, or to become or to exercise any voting or management rights of a member of the Company, but rather only entitles the assignee to receive the allocations and ~~d~~Distributions to which the assignor would have otherwise been entitled to with respect to such Unit, unless and until the assignee also complies with Section 9.2.

An ~~a~~Assignment of a Unit does not release the assignor from any debts, liabilities or obligations of the assignor to the Company.

The Company may, in its sole discretion, require the assignee and/or the assignor in each proposed Assignment to pay directly, or to reimburse the Company for, all fees, costs and expenses paid or incurred by the Company in connection with the Assignment, including legal and accounting fees.

The Directors shall not be required to act upon any proposed ~~a~~Assignent of any Unit until the next regularly scheduled meeting of the Directors which follows the date on which the Company receives a completed and executed unit assignment application from the assignor and the assignee and in form and content acceptable to the Directors.  An ~~a~~Assignment of a Unit which is approved by the Directors shall be effective for all purposes (including for purposes of allocations and ~~d~~Distributions) as of the date determined by the Directors, but such date must be within 32 days of the date of the approval of the ~~a~~Assignment by the Directors.

The term "Assignment" means any sale, gift, bequest, assignment or other conveyance, transfer or disposition whatsoever of a Unit, or any right or interest in, under or arising from a Unit (including any right to receive any allocations or Distribution arising from any Unit), whether voluntarily or involuntarily, or by operation or any act or process of law or equity, or otherwise, and including the granting of a pledge, security interest or other lien or encumbrance in, on or against a Unit or the entering of a charging order under Section 489.503 of the Iowa Act and any action to enforce or realize upon, or the exercise of any rights or remedies whatsoever under or pursuant to, any such pledge, security interest, lien, encumbrance or charging order (including any sale of the Unit or taking possession of, or any other interest in, the Unit). The terms "Assigned", "Assign", "assignee" and "assignor" shall be interpreted and applied accordingly for purposes of this Agreement.

Without limiting the generality of this Section, and in further confirmation thereof, a transferable interest (as that term is defined in the Iowa Act) is not transferable and may not be Assigned by any Member, except pursuant to and upon the terms and conditions of this Agreement, and an Assignment includes any transfer, whether voluntarily or involuntarily, or by operation or act or process of law or equity, or otherwise, of a transferable interest.  Any purported Assignment of a transferable interest that is not made in compliance with this Agreement shall be void and of no force or effect whatsoever.  Again without limiting the generality of this Section, and in further confirmation thereof, any purported transfer of a transferable interest shall be deemed to be an Assignment of the entire underlying Unit or Units.

Although the entering into of a charging order under Section 489.503 of the Iowa Act, and any action to foreclose or otherwise enforce or realize upon any such charging order (whether by the judgment creditor or by action of any court or other applicable authority), is an Assignment, the Company shall also have the right to pay the judgment creditor under any such charging order the full amount due under the judgment of such judgment creditor and thereby succeed to the rights of the judgment creditor, including under the charging order, as provided in Section 489.503 of the Iowa Act.

9.2 Right of Assignee to Become a Substitute Member. An assignee of a Unit pursuant to an ~~a~~Assignment made in accordance with Section 9.1 and the Unit Assignment Policy who is not already a Member at the effective time of the ~~a~~Assignment ~~may~~ must become a Substitute Member with respect to the Unit ~~if the assignee~~ by execut~~es~~ing and deliver~~s~~ing to the Company an addendum or agreement, in form and content acceptable to the Directors or the President, whereby, among such other terms as may be required by the Directors or the President, such assignee shall accept, adopt and otherwise become a party to the ~~Articles~~ Certificate of Organization and this Agreement. No vote or consent of ~~any of~~ the Directors or the Members shall be necessary in order for such an assignee to become a Substitute Member; provided, however, that the assignee shall become a Substitute Member effective as of the date determined by the Directors, but such date must be within 32 days of the date the Directors receive the addendum or agreement contemplated by this paragraph.

An assignee of a Unit pursuant to an ~~a~~Assignment made in accordance with Section 9.1 and the Unit Assignment Policy and who is already a Member at the effective time of the ~~a~~Assignment shall become a Substitute Member with respect to the Unit effective immediately upon the effective time of the ~~a~~Assignment, and such assignee shall be conclusively deemed to have accepted the Unit subject to and upon the terms and conditions of the ~~Articles~~ Certificate of Organization and this Agreement. The Directors or the President may, however, require such an assignee to execute and deliver to the Company an addendum or agreement, in form and content acceptable to the Directors or the President, whereby, among such other terms as may be required by the Directors or the President, such assignee confirms that the assignee has accepted, adopted and is a party to the ~~Articles~~ Certificate of Organization and this Agreement.

~~The Company may, in its sole discretion, require the assignee and/or the assignor in any assignment to pay and reimburse the Company for all costs and expenses incurred by the Company in connection with the assignment, including legal and accounting fees.~~

An assignee who has become a Substitute Member has, with respect to the Units which have been ~~a~~Assigned to the assignee, all of the rights and powers, and is subject to all of the restrictions and liabilities, of a Member under the ~~Articles~~ Certificate of Organization, this Agreement and the Iowa Act.

In the event an assignee is a minor or is otherwise legally unable to execute the addendum or agreement contemplated by this Section, the addendum or agreement shall be executed by the assignee's conservator or other guardian or legal representative.

9.3 Assignments Not In Compliance With this Agreement. An assignee of Units pursuant to an ~~a~~Assignment ~~which~~ that was not made ~~in accordance with~~ pursuant to and upon the terms and conditions of this Agreement and the Unit Assignment Policy shall not have any rights whatsoever as a Member (whether to receive allocations or ~~d~~Distributions, any notices to Members, to vote, or otherwise) unless and until such assignee has complied with the terms and conditions of this Agreement and the Unit Assignment Policy, and such ~~a~~Assignment shall be of no force and effect whatsoever until such compliance has been obtained and satisfied.

9.4 Admission of Additional Members. Subject only to Sections 4.16~~5~~(e), 4.16~~5~~(f) and 4.16~~5~~(g), the Directors may at any time and from time to time admit any Person as a Member by the sale and issuance of such number of Units to the Person and upon such other terms and conditions as are determined by the Directors, including the nature and amount of any ~~Capital~~ Contribution to be made by the Person for such Units. A Person shall be admitted as a Member with respect to the Units in question upon receipt by the Company of (i) the Person's ~~Capital~~ Contribution, if any, and (ii) an executed addendum or other agreement satisfactory to the Directors or the President whereby, among such other terms as may be required by the Directors or the President, the Person accepts, adopts and otherwise becomes a party to the

~~Articles~~ Certificate of Organization and this Agreement; or at such earlier or later date as may be specified by the Directors at the time of acceptance of the Person's ~~Capital~~ Contribution or the issuance of the Units to the Person. No subsequent ~~Capital~~ Contributions may be required of any Member unless otherwise expressly agreed at the time of, or as imposed as a condition to, the issuance of Units to the Member in question.

9.5 Allocations to Assignees and to Additional Members. No assignee of a Unit or Additional Member shall be entitled to any retroactive allocation of losses, income or expense deductions incurred by the Company. The Directors may, at the Directors' option, at the time an assignee or Additional Member is admitted, close the Company books (as though the Company's tax year had ended) or make pro rata allocations of loss, income and expense deductions to the assignee or Additional Member for that portion of the Company's Fiscal Year in which the assignee or Additional Member, as the case may be, was admitted, in accordance with the provisions of Section 706(d) of the Code and the Treasury Regulations promulgated thereunder.

9.6 Repurchase of Units by the Company. Any Member may at any time, but has no obligation to, tender any or all of the Units owned by that Member to the Company for purchase by the Company in accordance with the following:

(a) Any Member desiring to tender any of the Units owned by the Member to the Company (the "Tendering Member") must provide written notice of such desire to the Company (the "Tender Notice").  The Tender Notice must include, at a minimum, the name of the Tendering Member, the number of Units being tendered to the Company (the "Tendered Units"), and a statement that the tender is being made pursuant to this Section. The Company may require the Tender Notice to be on a form provided by the Company. A Tender Notice may be revoked at any time prior to the acceptance of the Tender Notice by the Company, by the Tendering Member providing written notice to that effect to the Company, but any such revocation notice shall only be deemed effective when received by the Company. The Company will consider Tender Notices in the order in which they are received by the Company.

(b) Subject to the satisfaction of the UMS Condition (as that term is defined in subparagraph (g) below), the Company shall have the right and option, but shall not be obligated, to purchase all, but not less than all, of the Tendered Units at any time within 45 days after the date on which the Company receives the Tender Notice. The Company may exercise such right and option by giving written notice thereof to the Tendering Member (the "Exercise Notice") at any time within such 45-day period. If the Company fails to give an Exercise Notice within that 45-day period, the Company shall be deemed to have declined to exercise its right and option to purchase the Tendered Units.

(c) If the Company elects to purchase the Tendered Units, the closing of the sale and purchase shall occur on the date specified by the Company in the Exercise Notice (the "Closing Date"); provided, however, that the Closing Date must be at least 60 calendar days after, and shall not be more than 90 calendar days after, the date on which the Company received the Tender Notice.

(d) The per-Unit purchase price for the Tendered Units shall be the Discounted Average UMS Price (as that term is defined below) during the calendar quarter last ended before the date on which the Company received the Tender Notice. The Discounted Average UMS Price shall accordingly only be established four times during the Company's taxable year.

(e) The aggregate purchase price payable by the Company for the Tendered Units shall be payable by the Company in full, by check of the Company, on the Closing Date upon receipt of the certificate or certificates for the Tendered Units from the Tendering Member, duly endorsed for transfer or accompanied by separate transfer powers in form and content acceptable to the Company.

The Tendering Member shall be deemed, by submitting the Tender Notice to the Company and by surrendering the certificates for the Tendered Units to the Company, to represent and warrant to the Company that all of the Tendered Units are being sold and transferred to the Company free and clear of any and all liens, restrictions on transferability, reservations, security interests, pledge agreements, buy-sell agreements, tax liens, charges, contracts of sale, voting agreements, voting trusts, options, proxies and other claims, demands, encumbrances and restrictions whatsoever.  The Tendering Member shall defend, indemnify and hold the Company harmless from and against any suit, action, proceeding, claim, counterclaim, loss, liability, damage, amount, cost and/or expense (including court costs and attorneys' fees) in any way related to, connected with or arising or resulting from any breach of that representation and warranty by the Tendering Member.

(f) The term "Discounted Average UMS ~~Average~~ Price" means the amount determined by subtracting (1) the amount which is twenty percent (20%) of the UMS Average Price (as that term is defined below), from (2) the UMS Average Price.  The term "UMS Average Price" means the amount determined by dividing (1) the aggregate amount paid by all buyers of Units pursuant to the Unit Matching Service (as that term is defined below) of the Company in transactions which closed during the calendar quarter last ended before the date on which the Company received the Tender Notice, by (2) the aggregate number of Units sold to those buyers.  The term "Unit Matching Service" means the unit matching service as made available by the Company from time to time on the Company's website.  The Company has no obligation, however, to continue to maintain the Unit Matching Service.

(g) The Company's right and option to purchase any Tendered Units pursuant to this Section is conditioned upon there having been at least two sales of Units pursuant to the Unit Matching Service which closed during the applicable calendar quarter (the "UMS Condition"), and if the UMS Condition is not satisfied and met, the Tender Notice shall be deemed to be of no force or effect and the Company shall notify the Tendering Member of such fact.

This Section is intended to constitute a redemption or repurchase agreement under Section 1.7704-1(f) of the Treasury Regulations, as amended from time to time, and is intended to, and shall be interpreted so as to, meet the requirements of Section 1.7704-1(f) of the Treasury Regulations. Without limiting the Company's right to decline to purchase any Tendered Units, for any reason and in the Company's sole discretion, the Company ~~shall~~ may decline to purchase any Tendered Units pursuant to this Section if such purchase would cause a violation of Section 1.7704-1(f) of the Treasury Regulations.

ARTICLE 10
DISSOLUTION AND ~~TERMINATION~~WINDING UP

10.1 Dissolution. The Company shall be dissolved, and its ~~affairs~~ activities shall be wound up, upon the occurrence of any of the following events:

(a) at the time or on the happening of an event expressly and affirmatively specified in the Iowa Act to cause dissolution, ~~which at the date of this Agreement were the events specified in Sections 490A.1302 and 490A.1312 of the Iowa Act~~ and which the Iowa Act expressly and affirmatively provides cannot be varied, waived or altered, which as of the date of this Agreement were the events specified in Sections 489.701(1)(d), 489.701(1)(e) and 489.705 of the Iowa Act, but, with respect to Section 489.705, subject to the Company's rights under Sections 489.706 and 489.707 of the Iowa Act; or

(b) upon the affirmative vote of the Members taken or obtained in accordance with Article 6.

This paragraph supersedes and overrides in entirety Section 489.701 of the Iowa Act.

Upon dissolution, the Company shall wind up its activities, and the Company continues after dissolution only for the purposes of winding up. In winding up the Company's activities, the Company shall discharge the Company's debts, obligations or other liabilities, settle and close the Company's activities, and marshal and distribute the assets of the Company.  The Company may also engage in and take any or all of the actions permitted by Sections 489.702, 489.703 and 489.704 of the Iowa Act.

10.2 Distribution of Assets Upon Dissolution.  Upon the winding up of the Company, the assets of the Company shall be distributed in the following order:

(a) to creditors, including Members who are creditors (to the extent permitted by applicable law), in satisfaction of the liabilities of the Company~~, other than for distributions to Members under Sections 490A.803 or 490A.805 of the Iowa Act~~;

~~(b) to the Members and former members of the Company in satisfaction of liabilities for distributions, if any, under Sections 490A.803 or 490A.805of the Iowa Act;~~

(~~c~~b) to the Members in proportion to, and to the extent of, the positive balances in their respective Capital Accounts, as determined after taking into account all Capital

Account adjustments for the Company's Fiscal Year in which the dissolution occurs; and then

(~~d~~c) to the Members, pro rata based upon the respective number of Units held by the Members.

The Directors shall have the authority to make the determination of whether the distribution of assets under this Section to creditors, or any Distributions under this Section to the Members, shall be made in the form of cash, property or otherwise.

10.3 ~~Articles~~ Statement of Dissolution or Termination; Post-Dissolution Statement of Authority. When all debts, liabilities and obligations of the Company have been paid and discharged or reasonably adequate provisions therefor have been made and all of the remaining property and assets of the Company have been distributed to the Members, ~~articles~~ a statement of dissolution and/or statement of termination and any other necessary or appropriate documents, as determined by the Directors, shall be executed and filed with the Iowa Secretary of State and with such other governmental, regulatory or other authorities as are determined by the Directors. Thereafter, the existence of the Company shall cease, except for the purpose of suits, other proceedings and appropriate action as may be expressly provided in the Iowa Act. The Directors and the officers of the Company shall have authority to distribute any property or assets of the Company discovered after dissolution, convey real estate and take all such other action as the Directors or the officers may determine to be necessary or appropriate on behalf of and in the name of the Company.

After a statement of dissolution becomes effective, the Directors or officers of the Company may execute and file or record with the Iowa Secretary of State and all such other governmental, regulatory or other authorities as are determined by the Directors or the officer in question, a post-dissolution statement of authority in a form permitted by the Iowa Act.  The Directors or the officers of the Company may also execute and file or record such amendments to or cancellations of any such post-dissolution statement of authority as are determined by the Directors or the officers from time to time.

10.4 Winding Up. Upon dissolution, each Member shall look solely to the assets of the Company for the return of the Member's Capital Account or to pay any ~~d~~Distributions owed to the Member. If the Company property remaining after the payment or discharge of the debts, liabilities and obligations of the Company is insufficient to return the Capital Account of a Member, or to pay any ~~d~~Distributions owed to the Member, such Member shall have no recourse against the Company, any Director, any officer of the Company or any other Member. ~~Further, n~~No Member shall be required to restore any deficit in the Member's Capital Account and any such deficit shall not be treated as an asset of the Company.

The winding up of the affairs of the Company and the distribution of its property and assets shall be conducted exclusively by the Directors and the officers of the Company, and the Directors and the officers of the Company are hereby authorized to take all actions necessary or appropriate to accomplish such winding up and distribution, including selling any property or assets of the Company which the Directors or any officer deem necessary or appropriate to sell and the actions permitted by Sections ~~490A.1306~~ 489.702, 489.703 and ~~490A.1307~~ 489.704 of the Iowa Act

ARTICLE 11
STANDARDS OF CONDUCT FOR DIRECTORS AND MEMBERS

11.1 Standards For Directors.  The only fiduciary duties a Director owes to the Company and the Members are the duty of loyalty and the duty of care set forth in the following subparagraphs (a) and (b):

(a) A Director's duty of loyalty to the Company and the Members is limited to the following:

(i) To account to the Company and to hold as trustee for the Company any property, profit or benefit derived by the Director regarding any of the following: (1) in the conduct or winding up of the Company's activities; (2) from a use by the Director of the Company's property; or (3) from the appropriation of a Company opportunity;

(ii) To refrain from dealing with the Company in the conduct or winding up of the Company's activities as or on behalf of a Person having an interest adverse to the Company; and

(iii) To refrain from competing with the Company in the conduct of the Company's activities before the dissolution of the Company;

provided, however, that (1) the Directors who are not interested in the specific act or transaction in question may, by the vote of a majority of those Directors, authorize or ratify, after full disclosure of all material facts, a specific act or transaction that would otherwise violate the above described duty of loyalty; (2) the Members who are not interested in the specific act or transaction in question may, by the vote of such Members who hold at least a majority of the outstanding Units held by such Members, authorize or ratify, after full disclosure of all material facts, a specific act or transaction that would otherwise violate the above described duty of loyalty; (3) it is a defense to a claim under subclause (ii) immediately above, and any comparable claim in equity or at common law, that the transaction was fair to the Company; and (4) the duty stated under subclause (iii) immediately above continues only until the winding up of the Company is completed.

(b) A Director's duty of care to the Company and the Members in the conduct and winding up of the Company's activities is to act with the care that a Person in a like position would reasonably exercise under similar circumstances and in a manner the Director reasonably believes to be in the best interests of the Company. In discharging this duty, a Director may rely in good faith upon opinions, reports, statements or other information provided by another Person that the Director reasonably believes is a competent and reliable source for the information.

In addition, a Director satisfies the above referenced duty of care if all of the following apply: (1) the Director is not interested in the subject matter of the business judgment; (2) the Director is informed with respect to the subject of the business judgment to the extent the Director reasonably believes to be appropriate in the circumstances; and (3) the Director has a rational basis for believing that the business judgment is in the best interests of the Company.

Notwithstanding anything which may appear to be to the contrary in the foregoing, a Director's duty of loyalty and duty of care to a Member is subject to Section 489.901(2) of the Iowa Act, and a Person challenging a Director's business judgment has the burdens of proof set forth in Section 489.409(7)(b) of the Iowa Act.

A Director shall also discharge the Director's duties under the Iowa Act and this Agreement and exercise any rights consistently with the contractual obligation of good faith and fair dealing. The determination of whether a Director has met the obligation of good faith and fair dealing with respect to any particular matter shall be determined utilizing, and based on, a subjective standard based solely upon the actual knowledge and intent of the Director in question, and not based on a reasonableness, objective or other third party or general standard.

A Director does not violate a duty or obligation under the Iowa Act or under this Agreement merely because the Director's conduct furthers the Director's own interest.

The Company and the Members expressly state and agree that any and all exclusions, restrictions and/or limitations on or of, or any eliminations of, any of the duties or obligations of the Directors as set forth in this Section are not manifestly unreasonable and are consistent with the intent and desire of the Company and the Members.

11.2 Limitation of Liability of Directors. In addition to the exclusions, restrictions, limitations and protections provided in Section 11.1, a Director shall not be liable to the Company or to the Members for money damages, except only for any of the following: (i) a breach of the duty of loyalty as specified in Section 11.1(a); (ii) a financial benefit received by the Director to which the Director is not entitled; (iii) a breach of a duty under Section 489.406 of the Iowa Act; (iv) intentional infliction of harm on the Company or a Member; or (v) an intentional violation of criminal law.  If the Iowa Act or other applicable law is hereafter amended to authorize the additional or further elimination of or limitation on the liability of managers, then the liability of a Director, in addition to the elimination of and limitation on personal liability provided in this Section, shall be eliminated and limited to the extent of such amendment, automatically and without any further action, to the maximum extent permitted by law. Any repeal or modification of this Section or the provisions of the Iowa Act with respect to this Section shall be prospective only, and shall not adversely affect any elimination of or limitation on the personal liability, or any other right or protection, of a Director with respect to any state of facts existing at or prior to the time of such repeal or modification.

11.3 Standards of Conduct for Members. A Member shall discharge the Member's duties under the Iowa Act and this Agreement and exercise any rights consistently with the contractual obligation of good faith and fair dealing. A Member does not, however, have any fiduciary duty to the Company or to any other Member solely by reason of being a member of the Company, and a Member may, subject to any prohibitions, restrictions or other limitations set forth in any other agreement between the Member and the Company, engage in other business and activities in addition to being a member of the Company.

ARTICLE 12~~1~~
INDEMNIFICATION

~~The Company shall indemnify and advance or reimburse expenses to each Director and each officer of the Company for liability incurred by them in such capacities, or arising out of their status as such, to the full and maximum extent authorized or permitted by the Iowa Act or other applicable law, but the Company shall, at a minimum, in all events indemnify each Director and each officer of the Company for liability, and advance or reimburse expenses to each Director and to each officer of the Company, to the same extent, and to the full and maximum extent, that a corporation has authority to indemnify and advance or reimburse expenses to a director under the Iowa Business Corporation Act, including pursuant to the exercise of all permissive powers of indemnification under the Iowa Business Corporation Act.~~

The Company shall reimburse for any payment made by, and indemnify for any debt, obligation or other liability incurred by, a Director or officer of the Company in the course of the Director's or the officer's activities on behalf of the Company, and shall otherwise indemnify and advance or reimburse expenses to each Director and officer of the Company for liability incurred by them in such capacities, or arising out of their status as such, to the full and maximum extent authorized or permitted by the Iowa Act or other applicable law. This Article does not limit or otherwise affect any provisions of this Agreement (including Sections 8.3, 8.4 and 11.1) which provide for any elimination of, or any restriction or limitation on, any duties or obligations otherwise imposed under Sections 489.405 or 489.409 of the Iowa Act.

If the Iowa Act~~, the Iowa Business Corporation Act~~ or other applicable law is hereafter amended to authorize broader, additional or further indemnification, then the indemnification obligations of the Company shall be deemed to be amended automatically, and without any further action, to require indemnification and advancement and reimbursement of funds to pay for or reimburse expenses of the Directors and the officers of the Company to the full and maximum extent then permitted by law. Any repeal or modification of this Article or any other applicable provision of this Agreement, the Iowa Act~~, the Iowa Business Corporation Act~~ or other applicable law shall not limit or adversely affect any indemnification or other obligations of the Company under this Article with respect to any acts or omissions occurring, in whole or in part, on or at any time prior to, or any state of facts existing, in whole or in part, on or at or any time prior to, the time of such repeal or modification. Each Person who is now serving or who shall hereafter serve as a Director or an officer of the Company shall be deemed to be doing so in reliance upon the rights provided for in this Article, and such rights shall continue as to a Person who has ceased to be a Director or an officer of the Company, as the case may be, and shall inure to the benefit of the heirs, executors, legal or personal representatives, administrators and successors of such ~~a~~ Person. If this Article or any portion of this Article shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each Director and officer of the Company to the full and maximum extent permitted by any portion of this Article that shall not have been invalidated.

Except only as may be limited by the express and affirmative requirements of the Iowa Act, the indemnification and advancement and reimbursement of expenses provided by or granted pursuant to this Article shall not be deemed exclusive of any other rights which a Director or an officer of the Company may have or hereafter acquire or become entitled to under any law or regulation, the ~~Articles~~ Certificate of Organization, this Agreement or another agreement, vote of the Directors, vote of the Members or otherwise.

The Company may, by action of the Directors, provide indemnification to such of the Members, employees and agents of the Company, and to such extent and to such effect, as the Directors may from time to time determine to be appropriate.

The Company may purchase and maintain insurance, at its expense, to protect itself and any Person who is or was a Director, Member, officer, employee or agent of the Company, or while a Director, Member, officer, employee or agent of the Company, is or was serving at the request of the Company as a manager, member, director, officer, partner, trustee, employee or agent of a limited liability company, corporation, partnership, limited partnership, joint venture, trust, employee benefit plan or other Person~~, entity or enterprise~~, against any liability asserted against such Person ~~and~~ or incurred by such Person in such capacity, or arising from or out of such Person's status as such, and whether or not the Company could, under the Iowa Act, eliminate or limit such Person's liability to the Company for the conduct giving rise to the liability, or would have the power to indemnify such Person against such liability under the provisions of this Article, the Iowa Act or otherwise.  The Company may create a trust fund, grant a security interest and/or use other means (including letters of credit, surety bonds and/or similar arrangements), as well as enter into contracts providing for indemnification to the maximum extent permitted by law and including as a part thereof any or all of the foregoing, to ensure the payment of such sums as may be necessary to effect full indemnification.  The Company's obligation to make indemnification and to pay expenses pursuant to this Article shall be in excess of any insurance purchased and maintained by the Company ~~and such insurance shall be primary~~.  To the extent that indemnity or expenses of a Person entitled to indemnification and payment of expenses pursuant to this Article are paid on behalf of or to such Person by such insurance, such payments shall be deemed to be applied towards ~~in~~ satisfaction of the Company's obligation to such Person to make indemnification and to pay expenses pursuant to this Article.

All references to "indemnify", "indemnification" and other variations of those words in this Article are intended to include the advancement and/or reimbursement of the costs and expenses of the Director, officer or other Person in question.

ARTICLE 13~~2~~
MISCELLANEOUS PROVISIONS

13~~2~~.1 Notices.  Subject to the last paragraph in this Section, all notices, demands, requests and other communications desired or required to be given ~~here~~under this Agreement ("Notices"), shall be in writing and shall be given by: (i) hand delivery to the address for Notices; (ii) delivery by overnight courier service to the address for Notices; or (iii) sending the same by United States mail, postage prepaid, addressed to the address for Notices.

Subject to the last paragraph in this Section, all Notices shall be deemed given and effective upon the earlier to occur of: (i) the hand delivery of the ~~such~~ Notice to the address for Notices; (ii) one business day after the deposit of the ~~such~~ Notice with an overnight courier service by the time deadline for next day delivery addressed to the address for Notices; or (iii) three business days after depositing the Notice in the United States mail as set forth in the preceding paragraph.

Subject to the last paragraph in this Section, all Notices to a Director or a Member shall be addressed to the address of the Director or the Member, as the case may be, as it appears in the Company's records, and all Notices to the Company shall be sent to both the principal office and to the registered agent and office of the Company as set forth in the records of the Iowa Secretary of State, or to such other Persons or at such other place as the Director, the Member or the Company, as the case may be, may by Notice designate as a place for service of Notice.

Notwithstanding the foregoing or any other term or condition of this Agreement, or otherwise, which may appear to be to the contrary, any notice, demand, request or other communication desired or required to be given by the Company under this Agreement may be given by the Company to a Director or to a Member by any form of electronic transmission, and any notice given by any form of electronic transmission shall be deemed to be the equivalent of written notice for all purposes, and such electronic transmission and notice shall be deemed to be given and effective upon the Company's transmission thereof to the Director or the Member in question. An electronic transmission may include any process of communication not involving the physical transfer of paper that is suitable for the retention, retrieval and reproduction of information by the recipient, and shall include e-mail to the last e-mail address as may from time to time be supplied to the Company by any Director or Member. Each Director and Member shall be responsible for notifying the Company in writing of any change in the e-mail address of such Director or Member.  Notwithstanding any term or condition of this Agreement~~,~~ or otherwise~~,~~ which may appear to be to the contrary, any written consent or written action by any Director or by any Member may also be given and received by the Company and by the Director or the Member, as the case may be, by any form of electronic transmission.

13~~2~~.2 Application of Iowa Law. This Agreement is entered into and performable in material part in Iowa, and the application and interpretation hereof~~,~~ shall be governed by and construed in accordance with the laws of the State of Iowa, and, subject to the following, specifically the Iowa Act, but without regard to provisions thereof relating to conflicts of law or choice of law. ~~In the event of any conflict or inconsistency between any term or condition of this Agreement and any provision of the Iowa Act, the term or condition of this Agreement shall, unless otherwise expressly and affirmatively prohibited by the Iowa Act, govern and control to the full extent of such conflict or inconsistency.~~

Without limiting Section 13.11, any statements in this Agreement that provide that certain sentences, sections or other provisions of this Agreement supersede and override certain provisions or sections of the Iowa Act are not intended to be exclusive statements regarding that issue, and other sentences, sections and provisions of this Agreement also supersede and override various provisions or sections of the Iowa Act, with it being the intent and desire of the Company and the Members that the Certificate of Organization and this Agreement shall be the sole and exclusive statement and agreement by and among the Members and between the Members and the Company and that the Certificate of Organization and this Agreement therefore override and supersede the Iowa Act to full and maximum extent permitted by the Iowa Act. Without limiting the generality of the foregoing, in the event of any conflict or inconsistency between any of the terms and conditions of this Agreement and the Iowa Act, the terms and conditions of this Agreement are intended by the Company and the Members to govern and control to the full extent of such conflict or inconsistency.

~~12.3 Waiver of Action for Partition. Each Member unconditionally and irrevocably waives any right that the Member may have to maintain any action for partition with respect to any of the assets or properties of the Company.~~

13~~2~~.~~4~~3Execution of Additional Instruments; Power of Attorney to Directors. Each Member agrees to execute such other and further statements of interest and holdings, designations, powers of attorney and other instruments that are necessary to comply with any laws, rules or regulations, or to evidence the authority of the Directors or the officers of the Company under this Agreement.

Without limiting the generality of the foregoing, and in addition thereto, each Member hereby constitutes and appoints each and all of the Directors, acting singly or together, as the Member's true and lawful agent and attorney in fact, with full power and authority and in such Member's name, place and stead, to make, execute, acknowledge, deliver, file and record all such documents and instruments as may be appropriate to carry out the intent and purposes of this Agreement or the business and affairs of the Company, including any amendments or restatements of this Agreement or the ~~Articles~~ Certificate of Organization as may be approved or adopted by the Directors and/or the Members from time to time in accordance with this Agreement. The foregoing power of attorney is coupled with an interest and shall be irrevocable and survive the death or incapacity of each Member, may be exercised by the Directors by a single signature of a Director acting as attorney in fact for all of the Members, and shall survive any ~~a~~Assignment of Units by a Member.

13~~2~~.~~5~~4Construction. Words and phrases in this Agreement shall be construed as in the singular or plural number, and as masculine, feminine or neutral ~~neuter~~ gender, according to the context, including~~, without limitation,~~ all references to "Directors" or "Director" or to "Members" or "Member" during any period of time that the Company only has, respectively, one Director or one Member. The use of the words "herein", "hereof", "hereunder" and other similar compounds of the word "here" refer to this entire Agreement and not to any particular article, section, paragraph or provision. Any reference in this Agreement to an "Article", ~~or~~ a "Section" or a "Schedule" ~~in this Agreement~~ is to the article, section or schedule of this Agreement, unless otherwise expressly indicated. The words "include", "includes" and "including" are used in this

Agreement in a nonexclusive manner and fashion, that is so as to include, but without limitation, the items, facts, acts or matters in question. Any reference in this Agreement to a section of the Iowa Act, ~~or~~ the Code, the Treasury Regulations, or the Exchange Act, or to a rule under the Exchange Act, shall, unless otherwise expressly provided in this Agreement, be a reference to such section or rule as amended from time to time~~,~~ and ~~to the extent necessary,~~ to any successor section or rule or redesignated section or rule.  This Agreement shall not be construed more strongly against the Company or any Director or Member regardless of who was more responsible for its preparation.

13~~2~~.~~6~~5Headings and Captions. The headings, captions or titles of articles, sections and paragraphs in this Agreement are provided for convenience of reference only, and shall not be considered a part hereof for purposes of interpreting or applying this Agreement, and such titles or captions do not define, limit, extend, explain or describe the scope or extent of this Agreement or any of its terms or conditions.

13~~2~~.~~7~~6No Waiver. No failure or delay on the part of the Company, any Director, any officer of the Company or any Member in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Except as may be otherwise ~~expressly~~ provided in this Agreement, the remedies provided for in this Agreement are cumulative and are not exclusive of any remedies that may be available to the Company, any Director, any officer of the Company or any Member at law, in equity or otherwise.

13~~2~~.~~8~~7Severability. In the event any provision of this Agreement is held invalid, illegal or unenforceable, in whole or in part, the remaining provisions of this Agreement shall not be affected thereby and shall continue to be valid and enforceable. In the event any provision of this Agreement is held to be invalid, illegal or unenforceable as written, but valid, legal and enforceable if modified, then such provision shall be deemed to be amended to such extent as shall be necessary for such provision to be valid, legal and enforceable and it shall be enforced to that extent. Any finding of invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

13~~2~~.~~9~~8Binding Effect on Heirs, Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the Company, the Directors, the officers of the Company, the Members and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.  Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the Company, the Directors, the officers of the Company, the Members, and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns, any rights, remedies, liabilities or obligations under or by reason of this Agreement.

13~~2~~.~~10~~9Creditors. Without limiting Section 1~~2~~3.8~~9~~, none of the provisions of this Agreement are for the benefit of, or are enforceable by, any creditor of the Company.

13~~2~~.~~11~~10Counterparts. This Agreement may be executed by one or more of the Members on any number of separate counterparts or addendums (including by e-mail or facsimile transmission), and said counterparts and addendums taken together shall be deemed to constitute one and the same ~~A~~agreement.

13~~2~~.~~12~~11Entire Agreement. Without limiting Section 13.2, ~~T~~the ~~Articles~~ Certificate of Organization, this Agreement, the Unit Assignment Policy, any statements of authority that are executed pursuant to Sections 4.1 or 10.3 and any exhibits and schedules to this Agreement constitute the entire agreement pertaining to the subject matters of this Agreement and supersede all negotiations, preliminary agreements and all prior or contemporaneous discussions and understandings in connection with the subject matters of this Agreement. Any exhibits and schedules are incorporated into this Agreement as if set forth in their entirety and constitute a part of this Agreement. This Agreement supersedes and replaces in entirety the ~~Original~~ Prior Operating Agreement.

13~~2~~.~~13~~12Indemnification; Specific Performance.  Each Member shall defend, indemnify and hold the Company, the Directors and each of the other Members harmless from and against any suit, proceeding, action, claim, counterclaim, loss, liability, damage, cost and/or expense (including attorneys' fees and court costs) in any way related to, connected with or arising or resulting from any misrepresentation or any breach or nonfulfillment of, or default under, any term or condition of this Agreement by the Member, including any breach or nonfulfillment of, or default under, Article 9.

Each Member respectively acknowledges and agrees that the Company ~~and the other Members~~ shall be entitled to, and hereby instructs and directs any court or other authority to grant the Company ~~and the other Members~~, specific performance of the duties and obligations of the Member under Section 5.7 and Article 9.

13~~2~~.~~14~~13Consent to Jurisdiction.  The Company, each Director, each officer of the Company and each Member hereby submit to the non-exclusive jurisdiction of any United States ~~Federal~~ or Iowa ~~District~~ court sitting in ~~Des Moines~~Story County, Iowa or Polk County, Iowa in any action or proceeding arising out of or relating to this Agreement, and the Company, each Director, each officer of the Company and each Member hereby agree that all claims in respect of any such action or proceeding may be heard and determined in any such United States ~~Federal~~ or Iowa ~~District~~ court. The Company, each Director, each officer of the Company and each Member waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in any such court~~s~~. The Company, each Director, each officer of the Company and each Member consent to the service of any and all process in any such action or proceeding brought in any such court ~~in or of the State of Iowa~~ by the delivery of copies of such process to them at the address specified for Notices for them.

13.14 Waiver of Action for Partition. Each Member unconditionally and irrevocably waives any right that the Member may have to maintain any action for partition with respect to any of the assets or properties of the Company.

13~~2~~.15 Waiver of Jury Trial. The Company, each Director, each officer of the Company and each Member hereby waive any right to a jury trial with respect to and in any action, proceeding, suit, claim, counterclaim, demand or other matter whatsoever arising out of this Agreement.

IN WITNESS WHEREOF, this Agreement is made and entered into effective as of the ~~29th~~10th day of ~~June~~November, 20~~07~~10.

MEMBERS

By:
~~William Couser~~Jeff Taylor, Director and as Attorney In Fact for the Members

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED OPERATING
AGREEMENT OF
LINCOLNWAY ENERGY, LLC DATED AS OF
~~JUNE 29~~NOVEMBER 10, 20~~07~~10]

LINCOLNWAY ENERGY, LLC
BALLOT
Special Meeting of Members
November 9, 2010

This Ballot is provided to you as a member of Lincolnway Energy, LLC ("Lincolnway Energy") in connection with the special meeting of the members which will be held on November 9, 2010, commencing at 6:30 p.m., at the Holiday Inn Ames Conference Center, 2609 University Blvd., Ames Iowa, and any postponements or adjournments thereof.  If you need directions to the Holiday Inn, please call Lincolnway Energy at (515) 232-1010.

The units held by you will be voted in accordance with your specifications provided in this Ballot if this Ballot is properly completed and timely returned to Lincolnway Energy.  You must complete, date and sign this Ballot.  You can deliver this Ballot in person at the special meeting.  You can also deliver this Ballot to the principal office of Lincolnway Energy in person or by mail.  In either case, the Ballot must be received by Lincolnway Energy by no later than 3:00 p.m. on November 9, 2010 in order to be valid and counted.  If you return this Ballot to Lincolnway Energy and attend the special meeting and want to change your vote, you may do so if you notify the chairperson or the secretary of the special meeting at any time before the vote of the members is taken at the special meeting.  You will then be provided with another ballot to complete and deliver at the special meeting.  This Ballot is being given by you for the special meeting and for any postponements or adjournments of the special meeting.

This Ballot is solicited on behalf of the Directors of Lincolnway Energy.

Important Notice Regarding the Availability of Proxy Materials for the Member Meeting to be Held on November 9, 2010:

The Proxy Statement is available at www.lincolnwayenergy.com, under the "INVESTORS" section of that website.

Vote on the Restatement of the Certificate of Organization

I hereby vote as follows with respect to the approval and adoption of the Restatement of the Certificate of Organization:

☐           FOR                                ☐           AGAINST                                ☐           ABSTAIN

The Directors recommend a vote FOR the Restatement of the Certificate of Organization.

Vote on Second Amended and Restated Operating Agreement

I hereby vote as follows with respect to the approval and adoption of the Second Amended and Restated Operating Agreement:

☐           FOR                                ☐           AGAINST                                ☐           ABSTAIN

The Directors recommend a vote FOR the Second Amended and Restated Operating Agreement.

The approval and effectiveness of each of the two above matters is conditioned upon the members' approval of the other matter, and the failure of the members to approve one of the matters will, therefore, lead to the failure to approve of both the Restatement of the Certificate of Organization and the Second Amended and Restated Operating Agreement.

A member abstaining will be counted for quorum purposes, but the units of the member will not be counted as votes cast for or against the Restatement of the Certificate of Organization or the Second Amended and Restated Operating Agreement.

Dated: __________________, 2010.

[SIGNATURE BLOCK FOR INDIVIDUALS	[SIGNATURE BLOCK FOR ENTITY]
OR JOINT—BOTH parties must sign]	(Corporation, Partnership, Trust, IRA)

(Signature 1)	(PRINTED Entity Name)
Printed Name 1:	By:
(Authorized Signature)
Printed Authorized Name:
(Signature 2)

Printed Name 2:	Title: